================================================================================
                             Important Information
================================================================================

John Hancock [LOGO]
-------------------
JOHN HANCOCK FUNDS


                                                                February 4, 2005


Dear Fellow Shareholder:

I am writing to ask for your vote on an important matter that will affect your investment in John Hancock Large Cap Growth Fund. The enclosed proxy statement contains information about a proposal to approve the reorganization of John Hancock Large Cap Growth Fund into another John Hancock fund, John Hancock U.S. Global Leaders Growth Fund. If the reorganization of your fund is approved, shareholders of your fund will become shareholders of U.S. Global Leaders Growth Fund upon the closing of the reorganization and will receive shares of U.S. Global Leaders Growth Fund in proportion to the value of your shares in Large Cap Growth Fund.

Why is the reorganization being proposed?

The reorganization will combine your fund with another equity fund managed by

John Hancock Advisers that also invests in large-cap stocks. The successful investment performance of U.S. Global Leaders Growth Fund has enabled that fund to attract a significantly larger amount of investment than your fund.


By combining the two funds, it is hoped that you will benefit in two important ways. First, you will be invested in a fund with an investment style that has proven over the past few years to be very successful compared with most other growth-oriented large-cap stock funds. Second, you will become a shareholder in a much larger fund and obtain the benefits of a lower expense ratio. While at current asset levels the management fee of both funds is the same, U.S. Global Leaders Growth Fund has a significantly lower total expense ratio.

Your Vote Matters
After careful consideration, your fund's trustees have unanimously approved the reorganization of John Hancock Large Cap Growth Fund into John Hancock U.S. Global Leaders Growth Fund. The enclosed proxy statement contains further explanation and important details of the reorganization, which I strongly encourage you to read before voting. If approved by the shareholders, the reorganization is scheduled to take place at the close of business on April 8, 2005.

Your vote makes a difference, no matter what the size of your investment. Please review the enclosed proxy materials and submit your vote promptly to help us avoid the need for additional mailings. For your convenience, you may vote one of three ways: via telephone by calling the toll-free number on the enclosed voting card; via mail by returning the enclosed voting card; or via the Internet by visiting www.jhfunds.com and selecting the shareholder entryway. If you have any questions or need additional information, please contact a John Hancock Funds Customer Service Representative at 1-800-225-5291 between 8:00 A.M. and 7:00 P.M. Eastern Time. I thank you for your prompt vote on this matter.

                                                Sincerely,

                                                /s/ JAMES A. SHEPHERDSON

                                                James A. Shepherdson
                                                Chief Executive Officer

JOHN HANCOCK LARGE CAP GROWTH FUND
(a series of John Hancock Investment Trust III)
(the "fund")
101 Huntington Avenue
Boston, MA 02199

Notice of Special Meeting of Shareholders
Scheduled for March 23, 2005

This is the formal agenda for your fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of John Hancock Large Cap Growth Fund:

A shareholder meeting for your fund will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, March 23, 2005, at 9:00 A.M., Eastern Time, to consider the following:

1. A proposal to approve an Agreement and Plan of Reorganization (the "Agreement") between John Hancock Large Cap Growth Fund ("your fund" or "Large Cap Growth Fund") and John Hancock U.S. Global Leaders Growth Fund ("U.S. Global Leaders Growth Fund"). Under this Agreement, your fund would transfer all of its assets to U.S. Global Leaders Growth Fund in exchange for shares of U.S. Global Leaders Growth Fund. These shares would be distributed proportionately to you and the other shareholders of Large Cap Growth Fund. U.S. Global Leaders Growth Fund would also assume Large Cap Growth Fund's liabilities. Large Cap Growth Fund's board of trustees recommends that you vote FOR this proposal.

2.   Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on January 24, 2005 are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. If shareholders do not return their proxies in sufficient numbers, it may result in additional shareholder solicitation.

                                              By order of the board of trustees,


                                              Susan S. Newton
                                              Secretary

February 4, 2005

PROXY STATEMENT of
John Hancock Large Cap Growth Fund
a series of John Hancock Investment Trust III
("Large Cap Growth Fund," the "Acquired Fund," or "your fund")

PROSPECTUS for
John Hancock U.S. Global Leaders Growth Fund a series of John Hancock Capital Series
(the "Acquiring Fund" or "U.S. Global Leaders Growth Fund")

The address of the Acquired Fund and the Acquiring Fund is 101 Huntington Avenue, Boston, Massachusetts 02199, 1-800-225-5291.

                                  * * * * * *

This proxy statement and prospectus contains the information shareholders should know before voting on the proposed reorganization. Please read it carefully and retain it for future reference.

----------------------------------------------------------------------------------------------------------
              Acquired Fund           Acquiring Fund                    Shareholders Entitled to Vote
----------------------------------------------------------------------------------------------------------
 Proposal 1   Large Cap Growth Fund   U.S. Global Leaders Growth Fund   Large Cap Growth Fund shareholders
----------------------------------------------------------------------------------------------------------

How The Reorganization Will Work

   o Your fund will transfer all of its assets to U.S. Global Leaders Growth Fund. U.S. Global Leaders Growth Fund will assume your fund's liabilities.

   o U.S. Global Leaders Growth Fund will issue Class A shares to your fund in an amount equal to the value of your fund's net assets attributable to its Class A shares. These shares will be distributed to your fund's Class A shareholders in proportion to their holdings on the reorganization date.

   o U.S. Global Leaders Growth Fund will issue Class B shares to your fund in an amount equal to the value of your fund's net assets attributable to its Class B shares. These shares will be distributed to your fund's Class B shareholders in proportion to their holdings on the reorganization date.

   o U.S. Global Leaders Growth Fund will issue Class C shares to your fund in an amount equal to the value of your fund's net assets attributable to its Class C shares. These shares will be distributed to your fund's Class C shareholders in proportion to their holdings on the reorganization date.

   o Your fund will be terminated and shareholders of your fund will become shareholders of U.S. Global Leaders Growth Fund.

   o For federal income tax purposes, the reorganization is not intended to result in income, gain or loss being recognized by your fund, the U.S. Global Leaders Growth Fund or the shareholders of your fund.

Shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Shares of the Acquiring Fund have not been approved or disapproved by the Securities and Exchange Commission. The Securities and Exchange Commission has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Rationale for the Reorganization

In approving the reorganization, the trustees of each fund considered the following benefits of the reorganization to shareholders of your fund:


   o The investment approach of U.S. Global Leaders Growth Fund has proven to be more successful than your fund's investments. For the one, three and five year periods ended December 31, 2004, U.S. Global Leaders Growth Fund's Class A shares had an average annual return (without sales charges) of 8.51%, 3.42% and 1.43%, respectively. Past performance is no guarantee of future results.


   o U.S. Global Leaders Growth Fund, although it has been in existence for a shorter period, has attracted substantially greater investment than your fund. Its size has allowed U.S. Global Leaders Growth Fund to realize substantial economies of scale. While at current asset levels, the management fee of both funds is the same, U.S. Global Leaders Growth Fund has a significantly lower expense ratio.

   o The reorganization is being completed on a tax-free basis.

   o Your investment will continue to be part of the John Hancock funds, with the opportunity to exchange your shares for shares of over 30 other funds to meet your changing investment needs.

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 Where to Get More Information
---------------------------------------------------------------------------------------------------------------------------------

 Prospectus of U.S. Global Leaders Growth Fund dated              In the same envelope as this proxy statement and prospectus.
 March 1, 2004 as revised January 24, 2005.                       These documents are incorporated by reference into (and

---------------------------------------------------------------   therefore legally part of) this proxy statement and prospectus.
 The semiannual report to shareholders of U.S. Global Leaders
 Growth Fund dated June 30, 2004. The annual report to
 shareholders of U.S. Global Leaders Growth Fund dated
 December 31, 2003.
---------------------------------------------------------------------------------------------------------------------------------

 Prospectus of Large Cap Growth Fund dated March 1, 2004 as       On file with the Securities and Exchange Commission
 revised January 24, 2005. The annual report to shareholders of   ("SEC") or available at no charge by calling our toll-free
 Large Cap Growth Fund, dated October 31, 2004.                   number: 1-800-225-5291. These documents are incorporated
                                                                  by reference into (and therefore legally part of) this proxy
---------------------------------------------------------------   statement and prospectus.


 A statement of additional information dated February 4,
 2005. It contains additional information about the Acquired
 Fund and the Acquiring Fund.
---------------------------------------------------------------------------------------------------------------------------------
 To ask questions about this proxy statement and prospectus.      Call our toll-free telephone number: 1-800-225-5291
---------------------------------------------------------------------------------------------------------------------------------

     The date of this proxy statement and prospectus is February 4, 2005.

TABLE OF CONTENTS


                                                                          Page
                                                                          -----
INTRODUCTION ..........................................................     4
PROPOSAL 1 -- LARGE CAP GROWTH FUND ...................................     4
 Summary ..............................................................     4
 Comparison of Fund Performance .......................................    12
 Proposal to Approve the Agreement and Plan of Reorganization .........    12
PAST PERFORMANCE OF EACH FUND .........................................    15
FURTHER INFORMATION ON THE REORGANIZATION .............................    17
CAPITALIZATION ........................................................    18
ADDITIONAL INFORMATION ABOUT THE FUNDS' BUSINESSES ....................    19
BOARDS' EVALUATION AND RECOMMENDATION .................................    19
VOTING RIGHTS AND REQUIRED VOTE .......................................    20
INFORMATION CONCERNING THE MEETING ....................................    20
OWNERSHIP OF SHARES OF THE FUNDS ......................................    23
EXPERTS ...............................................................    23
AVAILABLE INFORMATION .................................................    23
EXHIBIT A -- Form of Agreement and Plan of Reorganization .............    24

INTRODUCTION

This proxy statement and prospectus is being used by your fund's board of trustees to solicit proxies to be voted at a special meeting of your fund's shareholders. This meeting will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, March 23, 2005 at 9:00 A.M., Eastern Time. The purpose of the meeting is to consider a proposal to approve an Agreement and Plan of Reorganization providing for the reorganization of your fund into U.S. Global Leaders Growth Fund. This proxy statement and prospectus is being mailed to your fund's shareholders on or about February 4, 2005.

Who is Eligible to Vote?

Shareholders of record on January 24, 2005 are entitled to attend and vote at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

PROPOSAL 1

Approval of Agreement and Plan of Reorganization Between
Large Cap Growth Fund and U.S. Global Leaders Growth Fund

A proposal to approve an Agreement and Plan of Reorganization (the "Agreement") between Large Cap Growth Fund and U.S. Global Leaders Growth Fund. Under this Agreement, Large Cap Growth Fund would transfer all of its assets to U.S. Global Leaders Growth Fund in exchange for shares of U.S. Global Leaders Growth Fund. These shares would be distributed proportionately to the shareholders of Large Cap Growth Fund. U.S. Global Leaders Growth Fund would also assume Large Cap Growth Fund's liabilities. Large Cap Growth Fund's board of trustees recommends that shareholders vote FOR this proposal.

SUMMARY

The following is a summary of more complete information appearing later in this proxy statement. You should read carefully the entire proxy statement and the Agreement attached as Exhibit A because they contain details that are not in the summary.

Comparison of Large Cap Growth Fund to U.S. Global Leaders Growth Fund

------------------------------------------------------------------------------------------------------------------------
                        COMPARISON OF FUNDS AND INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES
------------------------------------------------------------------------------------------------------------------------
                    Large Cap Growth Fund                             U.S. Global Leaders Growth Fund
------------------------------------------------------------------------------------------------------------------------
 Business           A diversified series of John Hancock Investment   A non-diversified series of John Hancock Capital
                    Trust III, an open-end investment management      Series, an open-end investment management
                    company organized as a Massachusetts business     company organized as a Massachusetts business
                    trust.                                            trust.
------------------------------------------------------------------------------------------------------------------------

 Net assets as of   $175 million                                      $1,356 million
 December 31,
 2004

------------------------------------------------------------------------------------------------------------------------

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                            COMPARISON OF FUNDS AND INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES
------------------------------------------------------------------------------------------------------------------------------------
                       Large Cap Growth Fund                                U.S. Global Leaders Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
 Investment adviser,                   Investment Adviser:                                  Investment Adviser:
 subadviser and                    John Hancock Advisers, LLC                           John Hancock Advisers, LLC
 portfolio managers
                                       Portfolio managers:                                Investment Subadviser:
                                        Roger C. Hamilton                             Sustainable Growth Advisers, LP
                                    -Joined fund team in 2004                                 Founded in 2003
                                     -Joined Adviser in 1994
                                 -Began business career in 1980                                Portfolio managers:
                                                                                       Gordon M. Marchand, CFA, CIC
                                      Robert C. Junkin, CPA                              -Managed fund since 1995
                                    -Joined fund team in 2003                -Chief financial and operating officer of Yeager,
                                     -Joined Adviser in 2003                         Wood & Marshall, Inc. (1984-2003)
                           -Vice president, Pioneer Investments, Inc.                 -Began business career in 1978
                                          (1997-2002)
                                 -Began business career in 1988                               George P. Fraise
                                                                                         -Joined fund team in 2000
                                                                                -Executive vice president of Yeager, Wood &
                                                                                        Marshall, Inc. (2000-2003)
                                                                                   -Portfolio manager of Scudder Kemper
                                                                                          Investments (1997-2000)
                                                                                      -Began business career in 1987
                                                                                              Robert L. Rohn
                                                                                         -Joined fund team in 2003
                                                                                  -Chairman and chief executive officer,
                                                                                      W.P. Stewart, Inc. (1991-2003)
                                                                                      -Began business career in 1983
------------------------------------------------------------------------------------------------------------------------------------
 Investment            The fund seeks long-term capital appreciation.       The fund seeks long-term growth of capital.
 objective
                       This objective is fundamental and can be changed     This objective is non-fundamental and can be
                       only with shareholder approval.                      changed by the fund's trustees without shareholder
                                                                            approval.
------------------------------------------------------------------------------------------------------------------------------------
 Primary               The fund normally invests at least 80% of its        The fund invests primarily in common stocks
 investments           assets in stocks of large-capitalization companies   of "U.S. Global Leaders" (as defined below).
                       (companies in the capitalization range of the        Under normal market conditions, at least 80%
                       Russell Top 200 Growth Index, which was              of the fund's assets will be invested in stocks of
                       $481.8 million to $290.3 billion as of               companies the portfolio managers regard as U.S.
                       December 31, 2004).                                  Global Leaders.
                       The fund may invest in preferred stocks and          The managers consider U.S. Global Leaders to be
                       other types of equity securities.                    U.S. companies with multinational operations that
                                                                            typically exhibit the following key sustainable
                                                                            growth characteristics:
                                                                            o Hold leading market shares of their relevant
                                                                              industries that result in high profit margins and
                                                                              high investment returns.
                                                                            o Supply consumable products or services so that
                                                                              their revenue streams are recurring.
                                                                              The fund may invest in preferred stocks and other
                                                                            types of equity securities.
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

------------------------------------------------------------------------------------------------------------------------------------
                               COMPARISON OF FUNDS AND INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund                                                         U.S. Global Leaders Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
 Investment strategy   In managing the portfolio, the managers use            The managers seek to identify companies with
                       fundamental financial analysis to identify             superior long-term earnings prospects and to
                       companies with:                                        continue to own them as long as the managers
                        o Strong cash flows                                   believe they will continue to enjoy favorable
                        o Secure market franchises                            prospects for capital growth and are not
                        o Sales growth that outpaces their industry           overvalued in the marketplace.

                       The fund has tended to emphasize, or overweight,       As a result of its investment strategy, the fund
                       certain sectors such as health care, technology or     typically invests in large-capitalization companies
                       consumer goods. These weightings may change in         (companies in the capitalization range of the
                       the future.                                            Standard & Poor's 500 Index, which was
                                                                              $748.7 million to $585.9 billion as of
                       The managers use various means to access the           December 31, 2004.
                       depth and stability of companies' senior
                       management including interviews and company
                       visits. The fund favors companies for which the
                       managers project an above-average growth rate.
------------------------------------------------------------------------------------------------------------------------------------
 Foreign securities    The fund generally invests in a portfolio of U.S.      The fund may invest up to 25% of its net assets
                       companies. However, the fund may invest up to          in foreign companies (although foreign securities
                       15% of its assets in foreign securities, including     are not expected to exceed 15% of net assets
                       foreign-denominated securities and sponsored and       under normal circumstances). The fund intends
                       unsponsored depository receipts.                       to invest primarily in large-capitalization, well
                                                                              established foreign securities that are traded in
                                                                              the United States.
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 Diversification       The fund is diversified, which means that, with        The fund is non-diversified, which means that,
                       respect to 75% of total assets, the fund cannot        with respect to 50% of its assets, the fund may
                       invest (i) more than 5% of total assets in             make larger investments in individual companies
                       securities of a single issuer, or (ii) in securities   than a fund that is diversified. However, with
                       representing more than 10% of the outstanding          respect to the other 50% of its assets, the fund
                       voting securities of an issuer.                        may only invest up to 5% of its assets in any
                                                                              individual issuer.
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 Active trading        The fund may trade securities actively.                Historically, the fund has not traded securities
                                                                              actively, but may do so in the future.
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 Derivatives           The fund may make limited use of certain               The fund does not typically use derivatives.
                       derivatives (investments whose value is based on
                       indexes, securities or currencies).
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 Temporary             In abnormal circumstances, each fund may temporarily invest extensively in investment-grade short-term
 defensive positions   securities, cash and cash equivalents.
------------------------------------------------------------------------------------------------------------------------------------

In deciding whether to approve the reorganization, you should consider the similarities and differences between Large Cap Growth Fund and U.S. Global Leaders Growth Fund. In particular, you should consider whether the amount and character of investment risk involved in the authorized investments of U.S. Global Leaders Growth Fund is commensurate with the amount of risk involved in the authorized investments of Large Cap Growth Fund.

The funds have similar, but not identical investment objectives. Large Cap Growth Fund seeks long-term capital appreciation, while U.S. Global Leaders Growth Fund seeks long-term growth of capital. Both funds invest in companies that are considered large-cap. However, Large Cap Growth Fund must invest at least 80% of its assets in large-capitalization companies under normal market conditions. U.S. Global Leaders Growth Fund is not subject to such a requirement. Your fund emphasizes investments in companies with above-average growth rates, strong cash flows and secure franchises. U.S. Global Leaders Growth Fund, on the other hand, invests at least 80% of its assets in "U.S. Global Leaders," as defined above. Your fund is diversified, and with respect to 75% of its assets, cannot invest more than 5% of its assets in securities of a single issuer, while U.S. Global Leaders Fund is non-diversified and therefore is not subject to that limit. For a comparison of the principal risks of investing in the funds, please see "Comparison of Investment Risks" below.

COMPARISON OF INVESTMENT RISKS
The funds are exposed to various risks that could cause shareholders to lose money on their investments in the funds. The following table compares the risks affecting each fund.


------------------------------------------------------------------------------------------------------------------------------------
                      Large Cap Growth Fund                                 U.S. Global Leaders Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
 Stock market risk    The value of securities in the fund may fluctuate in response to overall stock market movements.
                      Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund concentrates in certain sectors, its performance could be worse than that of the overall stock market.
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 Investment           Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to
 category risk        underperform investments that focus on small- or medium-capitalization stocks or on value stocks.
------------------------------------------------------------------------------------------------------------------------------------
 Management risk      The fund's management strategy may fail to            The fund's management strategy may fail to
                      produce the intended results. The fund could          produce the intended results. The fund could
                      underperform its peers or lose money if the           underperform its peers or lose money if the
                      investment strategy, including industry or security   investment strategy, including industry or security
                      selection, does not perform as expected.              selection, does not perform as expected.


                                                                            Companies that have substantial multinational
                                                                            operations may be affected by fluctuations in
                                                                            currency exchange rates and by economic and
                                                                            political conditions in foreign countries. These
                                                                            conditions may include restrictions on monetary
                                                                            repatriation and possible seizure, nationalization or
                                                                            expropriation of assets.
------------------------------------------------------------------------------------------------------------------------------------
 Derivatives risk     Certain derivative instruments can produce disproportionate gains or losses and are riskier than direct investments. Also, in a down market derivatives could become harder to value or sell at a fair price.
------------------------------------------------------------------------------------------------------------------------------------
 Foreign securities   Foreign investments are more risky than domestic investments. Investments in foreign securities may be
 risk                 affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social instability and political actions ranging from tax code changes to governmental collapse.
------------------------------------------------------------------------------------------------------------------------------------
 Active trading       Active trading could increase the fund's              To the extent the fund trades securities actively,
                      transaction costs (thus lowering performance) and     active trading could increase the fund's transaction
                      increase your taxable distributions. The fund's       costs (thus lowering performance) and increase
                      turnover rate may exceed 100%, which is               your taxable distributions.
                      considered relatively high.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                               COMPARISON OF CLASSES OF SHARES
------------------------------------------------------------------------------------------------------------------------------------
 Class A sales       The Class A shares of both funds have the same characteristics and fee structure, except for Rule 12b-1
 charges and         fees, as described below.
 12b-1 fees          o Class A shares are offered with front-end sales charges ranging from 2% to 5% of the fund's offering price, depending on the amount invested.
                     o Class A shares of Large Cap Growth Fund are subject to a 12b-1 distribution fee equal to 0.30%
                       annually of average net assets, whereas the Class A shares of U.S. Global Leaders Growth Fund are subject to a 12b-1 distribution fee equal to 0.25% annually of average net assets.
                     o There is no front-end sales charge for investments of $1 million or more, but there is a contingent deferred sales charge ranging from 0.25% to 1.00% on shares sold within one year of purchase.
                     o Investors can combine multiple purchases of Class A shares to take advantage of breakpoints in the sales charge schedule.
                     o Sales charges are waived for the categories of investors listed in the funds' prospectuses.
------------------------------------------------------------------------------------------------------------------------------------
 Class B sales       The Class B shares of both funds have the same characteristics and fee structure.
 charges and         o Class B shares are offered without a front-end sales charge, but are subject to a contingent deferred
 12b-1 fees            sales charge (CDSC) if sold within six years after purchase. The CDSC ranges from 1.00% to 5.00%
                       depending on how long the shares are held. No CDSC is imposed on shares held more than six years.
                     o Class B shares are subject to 12b-1 distribution and service fees equal to 1.00% annually of average net assets.
                     o CDSCs are waived for the categories of investors listed in the funds' prospectus.
                     o Class B shares automatically convert to Class A shares after eight years.
------------------------------------------------------------------------------------------------------------------------------------

 Class C sales       The Class C shares of both funds have the same characteristics and fee structure.
 charges and         o Class C shares are offered without a front-end sales charge, but are subject to a contingent deferred
 12b-1 fees            sales charge of 1.00% on shares sold within one year of purchase.
                     o Class C shares are subject to 12b-1 distribution and service fees equal to 1.00% annually of average net assets.
                     o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of the investment.

------------------------------------------------------------------------------------------------------------------------------------
 12b-1 fees          o These fees are paid out of a fund's assets on an ongoing basis. Over time these fees will increase the cost of investments and may cost more than other types of sales charges.
------------------------------------------------------------------------------------------------------------------------------------
 Buying shares       Investors may buy shares at their public offering price through a financial representative or the funds'
                     transfer agent, John Hancock Signature Services, Inc. After January 24, 2005, investors will not be allowed to open new accounts in Large Cap Growth Fund but can add to existing accounts.
------------------------------------------------------------------------------------------------------------------------------------

 Minimum initial     Class A, Class B and Class C Shares: $1,000 for non-retirement accounts, $500 for retirement accounts
 investment          and $250 for group investments.

------------------------------------------------------------------------------------------------------------------------------------
 Exchanging shares   Shareholders may exchange their shares at net asset value with no sales charge for shares of the same class of any other John Hancock fund.
------------------------------------------------------------------------------------------------------------------------------------
 Selling shares      Shareholders may sell their shares by submitting a proper written or telephone request to John Hancock
                     Signature Services, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value     All purchases, exchanges and sales are made at a price based on the next determined net asset value
                     (NAV) per share of the fund. Both funds' NAVs are determined at the close of regular trading on the
                     New York Stock Exchange, which is normally 4:00 P.M. Eastern Time.
------------------------------------------------------------------------------------------------------------------------------------

The Funds' Expenses

Shareholders of both funds pay various expenses, either directly or indirectly. The following expense tables show expenses of each fund for the twelve-month period ended June 30, 2004, adjusted to reflect any changes. Future expenses for all classes may be greater or less. The tables also show the hypothetical ("pro forma") expenses of each class of shares of U.S. Global Leaders Growth Fund assuming that a reorganization with Large Cap Growth Fund occurred on June 30, 2003. U.S. Global Leaders Growth Fund's actual expenses after the reorganization may be greater or less than those shown.

Pro Forma Expenses
The adviser has agreed to limit U.S. Global Leaders Growth Fund's total operating expenses for at least one year from the date of the reorganization to no more than 1.35% of average daily net assets for Class A shares and 2.10% of average daily net assets for Class B and Class C shares. This expense limitation is lower than your fund's total operating expenses for its most recent fiscal year.

                                                                                       U.S. Global Leaders
                                                                                           Growth Fund
                                                                                            (PRO FORMA
                                                                                       for the twelve-month
                                                                                      period ended 6/30/04)
                                                    Large Cap       U.S. Global      (Assuming reorganization
                                                      Growth          Leaders             with Large Cap
                                                       Fund         Growth Fund            Growth Fund)
                                                  -------------   ---------------   -------------------------
Shareholder transaction expenses                     Class A          Class A               Class A
Maximum sales charge (load) imposed on
 purchases (as a % of purchase price)                 5.00%            5.00%                 5.00%
Maximum sales charge (load) imposed on
 reinvested dividends                                 none             none                  none
Maximum deferred sales charge (load) as a % of
 purchase or sale price, whichever is less(1)         none             none                  none
Redemption fee(2)                                     none             none                  none
Exchange fee                                          none             none                  none
Annual fund operating expenses
 (as a % of average net assets)                      Class A          Class A               Class A
Management fee                                        0.75%            0.75%                 0.75%
Distribution and service (12b-1) fee                  0.30%            0.25%                 0.25%
Other expenses                                        0.73%            0.36%                 0.43%
Total fund operating expenses                         1.78%            1.36%                 1.43%
Expense reduction                                     0.02%            0.01%                 0.08%(3)
Net fund operating expenses                           1.76%            1.35%                 1.35%

(1) Except for investments of $1 million or more.
(2) Does not include wire redemption fee (currently $4.00).

(3) The adviser has contractually agreed to limit U.S. Global Leaders Growth Fund's Class A operating expenses for at least one year from the date of the reorganization to no more than 1.35% of the fund's Class A average daily net assets. The actual expense limitation will be equal to the fund's total Class A operating expense ratio for the fiscal year ended December 31, 2004, which is expected to be slightly lower than 1.35%.



                                                                                       U.S. Global Leaders
                                                                                           Growth Fund
                                                                                            (PRO FORMA
                                                                                       for the twelve-month
                                                                                      period ended 6/30/04)
                                                    Large Cap       U.S. Global      (Assuming reorganization
                                                      Growth          Leaders             with Large Cap
                                                       Fund         Growth Fund            Growth Fund)
                                                  -------------   ---------------   -------------------------
Shareholder transaction expenses                     Class B          Class B               Class B
Maximum sales charge (load) imposed on
 purchases (as a % of purchase price)                 none             none                  none
Maximum sales charge (load) imposed on
 reinvested dividends                                 none             none                  none
Maximum deferred sales charge (load) as a % of
 purchase or sale price, whichever is less            5.00%            5.00%                 5.00%
Redemption fee(1)                                     none             none                  none
Exchange fee                                          none             none                  none
Annual fund operating expenses
 (as a % of average net assets)                      Class B          Class B               Class B
Management fee                                        0.75%            0.75%                 0.75%
Distribution and service (12b-1) fee                  1.00%            1.00%                 1.00%
Other expenses                                        0.73%            0.36%                 0.43%
Total fund operating expenses                         2.48%            2.11%                 2.18%
Expense reduction                                     0.02%            0.01%                 0.08%(2)
Net fund operating expenses                           2.46%            2.10%                 2.10%

(1) Does not include wire redemption fee (currently $4.00).

(2) The adviser has contractually agreed to limit U.S. Global Leaders Growth Fund's Class B operating expenses for at least one year from the date of the reorganization to no more than 2.10% of the fund's Class B average daily net assets. The actual expense limitation will be equal to the fund's total Class B operating expense ratio for the fiscal year ended December 31, 2004, which is expected to be slightly lower than 2.10%.

                                                                                           U.S. Global
                                                                                             Leaders
                                                                                           Growth Fund
                                                                                            (PRO FORMA
                                                                                       for the twelve-month
                                                                                      period ended 6/30/04)
                                                    Large Cap       U.S. Global      (Assuming reorganization
                                                      Growth          Leaders             with Large Cap
                                                       Fund         Growth Fund            Growth Fund)
                                                  -------------   ---------------   -------------------------
Shareholder transaction expenses                     Class C          Class C               Class C
Maximum sales charge (load) imposed on
 purchases (as a % of purchase price)                 none             none                  none
Maximum sales charge (load) imposed on
 reinvested dividends                                 none             none                  none
Maximum deferred sales charge (load) as a % of
 purchase or sale price, whichever is less            1.00%            1.00%                 1.00%
Redemption fee(1)                                     none             none                  none
Exchange fee                                          none             none                  none
Annual fund operating expenses
 (as a % of average net assets)                      Class C          Class C               Class C
Management fee                                        0.75%            0.75%                 0.75%
Distribution and service (12b-1) fee                  1.00%            1.00%                 1.00%
Other expenses                                        0.73%            0.36%                 0.43%
Total fund operating expenses                         2.48%            2.11%                 2.18%
Expense reduction                                     0.02%            0.01%                 0.08%(2)
Net fund operating expenses                           2.46%            2.10%                 2.10%

(1) Does not include wire redemption fee (currently $4.00).

(2) The adviser has contractually agreed to limit U.S. Global Leaders Growth Fund's Class C operating expenses for at least one year from the date of the reorganization to no more than 2.10% of the fund's Class C average daily net assets. The actual expense limitation will be equal to the fund's total Class C operating expense ratio for the fiscal year ended December 31, 2004, which is expected to be slightly lower than 2.10%.


Examples

The hypothetical examples below show what your expenses would be if you invested $10,000 over different time periods for your fund and U.S. Global Leaders Growth Fund, based on fees and expenses incurred during the twelve-month period ended June 30, 2004. Pro forma expenses for U.S. Global Leaders Growth Fund are included assuming that a reorganization with Large Cap Growth Fund occurred on June 30, 2003. Each example assumes that you reinvested all dividends and that the average annual return was 5%. The example also assumes that each fund's operating expenses remain the same. The pro forma examples are for comparison purposes only and are not a representation of U.S. Global Leaders Growth Fund's actual expenses or returns, either past or future.

                                                   U.S. Global
                                                     Leaders
                                                   Growth Fund
             Large Cap     U.S. Global             (PRO FORMA)
               Growth        Leaders        (Assuming reorganization
Class A         Fund       Growth Fund     with Large Cap Growth Fund)
----------------------------------------------------------------------
Year 1         $  672         $  632                 $  631
Year 3         $1,032         $  909                 $  922
Year 5         $1,416         $1,207                 $1,235
Year 10        $2,490         $2,053                 $2,121

Class B -- assuming redemption at end of period
----------------------------------------------------------------------
Year 1         $  751         $  714                 $  713
Year 3         $1,073         $  961                 $  974
Year 5         $1,521         $1,334                 $1,362
Year 10        $2,644         $2,250                 $2,317

Class B -- assuming no redemption
----------------------------------------------------------------------
Year 1         $  251         $  214                 $  213
Year 3         $  773         $  661                 $  674
Year 5         $1,321         $1,134                 $1,162
Year 10        $2,644         $2,250                 $2,317

Class C -- assuming redemption at end of period
----------------------------------------------------------------------
Year 1         $  351         $  314                 $  313
Year 3         $  773         $  661                 $  674
Year 5         $1,321         $1,134                 $1,162
Year 10        $2,816         $2,441                 $2,507

Class C -- assuming no redemption
----------------------------------------------------------------------
Year 1         $  251         $  214                 $  213
Year 3         $  773         $  661                 $  674
Year 5         $1,321         $1,134                 $1,162
Year 10        $2,816         $2,441                 $2,507

Advisory Fees

Each fund pays monthly advisory fees equal to the following annual percentage of its average daily net assets.


--------------------------------------------------------------------------------
 Fund Asset Breakpoints                                                 Fee Rate
--------------------------------------------------------------------------------
                              Large Cap Growth Fund
--------------------------------------------------------------------------------
 First $750 million                                                      0.75%
--------------------------------------------------------------------------------
 Amount over $750 million                                                0.70%
--------------------------------------------------------------------------------
                         U.S. Global Leaders Growth Fund
--------------------------------------------------------------------------------
 First $2 billion*                                                       0.75%
--------------------------------------------------------------------------------
 Next $3 billion*                                                        0.70%
--------------------------------------------------------------------------------
 Amount over $5 billion*                                                 0.65%
--------------------------------------------------------------------------------

* Breakpoint added effective as of the close of business on June 30, 2004.

ADDITIONAL INFORMATION ABOUT JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND

Investment Adviser

John Hancock Advisers, LLC ("JHA") is the investment adviser to John Hancock U.S. Global Leaders Growth Fund. JHA, located at 101 Huntington Avenue, Boston, Massachusetts 02199, was organized in 1968 and has approximately $29 billion in assets under management as of September 30, 2004 in its capacity as investment adviser to the funds in the John Hancock group of funds, as well as retail and institutional privately managed accounts.

JHA is an indirect, wholly-owned subsidiary of John Hancock Financial Services, Inc. ("JHFS") a financial services company with national headquarters at John Hancock Place, Boston, Massachusetts. JHFS is wholly owned by Manulife Financial Corporation ("Manulife"), a Canadian financial services company.

The board of trustees of the fund is responsible for overseeing the performance of the fund's investment adviser and subadviser and determining whether to approve and renew the fund's investment management contract and the sub-investment management contract.

Sustainable Growth Advisers, LP ("SGA") serves as investment subadviser to U.S. Global Leaders Growth Fund. SGA is a Delaware limited partnership founded in 2003 to provide investment advice to private accounts of institutional and individual clients, private investment companies and mutual funds. George Fraise, Gordon Marchand and Robert L. Rohn each own 331/3% of SGA. Total assets under management by SGA principals as of September 30, 2004 were approximately $1 billion.

SGA receives its compensation for subadvising U.S. Global Leaders Growth Fund from JHA, and the Acquiring Fund pays no subadvisory fees over and above the management fees it pays to JHA. The subadvisory contract requires the adviser to pay monthly to the subadviser a subadvisory fee which is accrued daily, and on an annual basis is equal to: (i) 35% of the gross management fee received by JHA for average daily net assets less than $500,000,000; (ii) 30% of the gross management fee received by JHA for average daily net assets equal to $500,000,000 and less than $1 billion; (iii) 25% of the gross management fee received by the adviser for average daily net assets equal to $1 billion and less than $1.5 billion; and (iv) 20% of the gross management fee received by JHA for average daily net assets equal to or in excess of $1.5 billion.

Summary of Expense Comparison

The pro forma expense ratios for each class of U.S. Global Leaders Growth Fund are lower than your fund's expense ratios. In addition, U.S. Global Leaders Growth Fund's pro forma management fee rate is the same as your fund's management fee rate at asset levels below $750 million.


The adviser has agreed to limit U.S. Global Leaders Growth Fund's total operating expenses for at least one year from the date of the reorganization to no more than 1.35% of average daily net assets for Class A shares and 2.10% of average daily net assets for Class B and Class C shares. Without this expense limitation, U.S. Global Leaders Growth Fund's pro forma expenses would still be lower than your fund's total operating expenses. However, your fund's management fee rate for asset levels between $750 million and $2 billion (0.70%) is lower than U.S. Global Leaders Growth Fund's management fee rate for assets between these asset levels (0.75%). U.S. Global Leaders Growth Fund's pro forma management fee rate at current asset levels of 0.75% is the same as your fund's management fee rate of 0.75% at current asset levels. The maximum 12b-1 fee is 0.05% lower for Class A Shares of U.S. Global Leaders Growth Fund, as set forth above. Both funds have the same 12b-1 fees for Class B and C shares. U.S. Global Leaders Growth Fund's pro forma other expenses of 0.43% are lower than your fund's other expenses of 0.73%.


COMPARISON OF FUND PERFORMANCE

Past performance records of each fund through December 31, 2004, including (1) calendar year total returns (without sales charges) and (2) average annual total returns (including imposition of sales charges) are set forth under "Past Performance of Each Fund" on page 15 of this proxy statement and prospectus.

PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

Description of Reorganization

You are being asked to approve an Agreement and Plan of Reorganization, a form of which is attached to this proxy statement as Exhibit A. Additional information about the reorganization and the Agreement is set forth below under "Further Information on the Reorganization." The Agreement provides for a Reorganization on the following terms:

   o The reorganization is scheduled to occur at 5:00 P.M., Eastern Time, on April 8, 2005, but may occur on any later date before June 30, 2005 unless your fund and U.S. Global Leaders Growth Fund agree in writing to a later date. Large Cap Growth Fund will transfer all of its assets to U.S. Global Leaders Growth Fund and U.S. Global Leaders Growth Fund will assume all of Large Cap Growth Fund's liabilities. This will result in the addition of Large Cap Growth Fund's assets to U.S. Global Leaders Growth Fund's portfolio. The net asset value of both funds will be computed as of 5:00 P.M., Eastern Time, on the reorganization date.

   o U.S. Global Leaders Growth Fund will issue to Large Cap Growth Fund Class A shares in an amount equal to the net assets attributable to Large Cap Growth Fund's Class A shares. As part of the liquidation of Large Cap Growth Fund, these shares will immediately be distributed to Class A shareholders of record of Large Cap Growth Fund in proportion to their holdings on the reorganization date. As a result, Class A shareholders of Large Cap Growth Fund will end up as Class A shareholders of U.S. Global Leaders Growth Fund.

   o U.S. Global Leaders Growth Fund will issue to Large Cap Growth Fund Class B shares in an amount equal to the net assets attributable to Large Cap Growth Fund's Class B shares. As part of the liquidation of Large Cap Growth Fund, these shares will immediately be distributed to Class B shareholders of record of Large Cap Growth Fund in proportion to their holdings on the reorganization date. As a result, Class B shareholders of Large Cap Growth Fund will end up as Class B shareholders of U.S. Global Leaders Growth Fund.

   o U.S. Global Leaders Growth Fund will issue to Large Cap Growth Fund Class C shares in an amount equal to the net assets attributable to Large Cap Growth Fund's Class C shares. As part of the liquidation of Large Cap Growth Fund, these shares will immediately be distributed to Class C shareholders of record of Large Cap Growth Fund in proportion to their holdings on the reorganization date. As a result, Class C shareholders of Large Cap Growth Fund will end up as Class C shareholders of U.S. Global Leaders Growth Fund.

     o After the shares are issued, Large Cap Growth Fund will be terminated.

Reasons for the Proposed Reorganization

The board of trustees of Large Cap Growth Fund believes that the proposed reorganization will be advantageous to the shareholders of Large Cap Growth Fund for several reasons. The board of trustees considered the following matters, among others, in approving the proposal.


First, although your fund and U.S. Global Leaders Growth Fund both focus on large-cap stocks and pursue similar investment strategies, U.S. Global Leaders Growth Fund has better average annual total returns than Large Cap Growth Fund for the one-year, three-year and five-year periods ended December 31, 2004, and since the inception of U.S. Global Leaders Growth Fund in 1995. In addition to having a more favorable long-term record, U.S. Global Leaders Growth Fund offers an investment focus, like your fund, on large-cap equity securities.


Second, at current asset levels, the management fee for both funds is the same. Although your fund's management fee reduces to 0.70% at $750 million of net assets while U.S. Global Leaders Growth Fund's management fee does not reduce to 0.70% until the fund reaches $2 billion in net assets, the trustees considered that based upon historic growth rates for each fund, U.S. Global Leaders Growth Fund is more likely to reach the breakpoint in the management fee than your fund.

Third, regardless of the management fee rate, the total expense ratio of U.S. Global Leaders Growth Fund is substantially lower than your fund's expense ratio, reflecting the relative size of the two funds. For the twelve-month period ended June 30, 2004, the expense ratio for Class A shares of your fund was 1.76%, or 41 basis points higher than the Class A expense ratio for the same period of U.S. Global Leaders Growth Fund.

Fourth, by combining the funds into a single fund pursuing a large-capitalization growth strategy, the combined fund may be better positioned to attract additional assets than Large Cap Growth Fund. U.S. Global Leaders Growth Fund's greater asset size may allow it, relative to Large Cap Growth Fund, to (i) obtain better net prices on securities trades and (ii) reduce per share expenses as fixed expenses are shared over a larger asset base.

The board of trustees of U.S. Global Leaders Growth Fund considered that the reorganization presents an excellent opportunity for U.S. Global Leaders Growth Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to U.S. Global Leaders Growth Fund and its shareholders.

In evaluating the proposed reorganization, the trustees also considered that the adviser proposes to sell as much of your fund's portfolio prior to the closing as is consistent with the treatment of the reorganization as tax-free. The subadviser for U.S. Global Leaders Growth Fund has indicated that many of the portfolio holdings of your fund are not consistent with U.S. Global Leaders Growth Fund's investment strategy. Your fund will incur brokerage commissions and other transaction costs in connection with such transactions, reducing the net asset value of your shares. While these transactions may also generate capital gains, your fund has capital losses that will be available to offset any capital gains.

Each fund has approximately the same percentage of its assets represented by unrealized capital gains. Your fund may realize much of that unrealized gain prior to the closing of the reorganization; however, your fund has capital loss carryforwards which will be used to offset any capital gains realized. Pursuant to the reorganization, the remaining capital loss carryforwards of your fund will be transferred to U.S. Global Leaders Growth Fund, which will be subject to certain limitations under the Internal Revenue Code of 1986, as amended (the "Code") on its ability to fully utilize such capital loss carryforwards.

The boards of both funds also considered that the adviser and the funds' distributor, John Hancock Funds, LLC (the "Distributor") will benefit from the reorganization. For example, the adviser might achieve cost savings from manag-ing one larger fund compared to managing more than one fund following similar investment policies. The boards believe, however, that these savings will not amount to a significant economic benefit to the adviser.

Comparative Fees and Expense Ratios

The adviser has agreed to limit U.S. Global Leaders Growth Fund's total operating expenses for at least one year from the date of the reorganization to no more than 1.35% of the average daily net assets for Class A shares and 2.10% of average daily net assets for Class B and Class C shares. These are lower than your fund's total operating expenses for the twelve months ended June 30, 2004. For example, Large Cap Growth Fund's total Class A operating expenses for the twelve months ended June 30, 2004 were 1.76%. In addition, U.S. Global Leaders Growth Fund's management fee at current asset levels is the same as your fund's management fee at current asset levels. A full comparison of advisory fee rates and expense ratios is included above.


Unreimbursed Distribution and Shareholder Service Expenses

The boards of trustees of Large Cap Growth Fund and U.S. Global Leaders Growth Fund have determined that, if the reorganization occurs, unreimbursed distribution and shareholder service expenses incurred under Large Cap Growth Fund's Rule 12b-1 Plans will be reimbursable expenses under U.S. Global Leaders Growth Fund's Rule 12b-1 Plans. However, the maximum amounts payable annually under U.S. Global Leaders Growth Fund's Rule 12b-1 Plans (0.25%, 1.00% and 1.00% of average daily net assets attributable to Class A shares, Class B shares and Class C shares, respectively) will not increase.

The following table shows the actual and pro forma unreimbursed distribution and shareholder service expenses of shares of Large Cap Growth Fund and U.S. Global Leaders Growth Fund. The table shows both the dollar amount of these expenses and the percentage of each class's average net assets that they represent. Class I shares of U.S. Global Leaders Growth Fund are not included in the table because this class does not have a Rule 12b-1 Plan.

Rule 12b-1 Payments and Unreimbursed Expenses

--------------------------------------------------------------------------------------------------------
                                                   Aggregate
                                                 Dollar Amount
                                                 of 12b-1 Fees
                                                   Paid (for          Unreimbursed       Unreimbursed
                                                 twelve-month          Rule 12b-1        Expenses as %
                                                 period ended         Expenditures      of Each Class's
                                                   June 30,          (as of June 30,      Average Net
 Name of Fund                                        2004)                2004)             Assets
--------------------------------------------------------------------------------------------------------
 Large Cap Growth Fund                          $  442,245 (A)       $  140,811 (A)         0.10% (A)
--------------------------------------------------------------------------------------------------------
                                                $  488,020 (B)       $3,901,912 (B)         8.00% (B)
--------------------------------------------------------------------------------------------------------
                                                $   35,770 (C)       $   64,344 (C)         1.80% (C)
--------------------------------------------------------------------------------------------------------
 U.S. Global Leaders Growth Fund                $  982,854 (A)       $1,480,628 (A)         0.38% (A)
--------------------------------------------------------------------------------------------------------
                                                $1,600,393 (B)       $2,339,709 (B)         1.46% (B)
--------------------------------------------------------------------------------------------------------
                                                $1,561,655 (C)       $1,152,637 (C)         0.74% (C)
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
 Pro Forma (U.S. Global Leaders Growth Fund):   $1,425,099 (A)       $1,621,439 (A)         0.30% (A)
 Assuming reorganization                        --------------------------------------------------------
 with Large Cap Growth Fund                     $2,088,413 (B)       $6,241,621 (B)         2.99% (B)
 Assuming reorganization                        --------------------------------------------------------
                                                $1,597,425 (C)       $1,216,981 (C)         0.76% (C)
--------------------------------------------------------------------------------------------------------


If the reorganization had taken place on June 30, 2003, the pro forma combined unreimbursed expenses as a percentage of average net assets of U.S. Global Leaders Growth Fund's Class A shares would be lower than if no reorganization had occurred. The percentages for Class B and Class C shares would have been higher than if no reorganization had occurred. Nevertheless, U.S. Global Leaders Growth Fund's assumption of Large Cap Growth Fund's unreimbursed Rule 12b-1 expenses will have no immediate effect upon the payments made under U.S. Global Leaders Growth Fund's Rule 12b-1 Plans. These payments will be 0.25% of average daily net assets attributable to Class A shares (as opposed to 0.30% for Large Cap Growth Fund), and will continue to be 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively.


John Hancock Funds, LLC may recover unreimbursed distribution and shareholder service expenses for Class B and Class C shares in future years. However, if U.S. Global Leaders Growth Fund's board terminates either class's Rule 12b-1 Plan, that class will not be obligated to reimburse these distribution and shareholder service expenses.

Accordingly, until they are paid or accrued, unreimbursed distribution and shareholder service expenses do not and will not appear as an expense or liability in the financial statements of either fund. In addition, unreimbursed expenses are not reflected in a fund's net asset value or the formula for calculating Rule 12b-1 payments. The staff of the SEC has not approved or disapproved the treatment of the unreimbursed distribution and shareholder service expenses described in this proxy statement.


PAST PERFORMANCE OF EACH FUND

Set forth below is past performance information for each fund, which indicates some of the risks of investing in each fund. The bar charts under "Calendar Year Total Returns" show how each fund's total return (not including any deduction for sales charges) has varied from year to year. The tables under "Average Annual Total Returns" show each fund's average annual total return for each class of shares (including deductions for sales charges) over time compared with a broad-based securities market index. Class A performance is shown both before and after taxes. Past performance before and after taxes does not indicate future results.

                          Calendar Year Total Returns
                        (Class A without sales charges)

       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

                                 1995    1996    1997    1998    1999    2000    2001    2002    2003     2004
U.S. Global Leaders Growth Fund         22.94   40.68   31.98    7.88    4.15   -6.83  -14.51   19.24     8.51
Large Cap Growth Fund           27.17   20.40   16.70   26.42   20.52  -30.74  -30.89  -30.97   25.48    -0.61

Sales loads are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

Quarterly Returns

During the period shown in the bar chart, U.S. Global Leaders Growth Fund's highest quarterly return was 29.43% for the quarter ended December 31, 1998 and the lowest quarterly return was -16.69% for the quarter ended September 30, 1998.

During the period shown in the bar chart, Large Cap Growth Fund's highest quarterly return was 22.38% for the quarter ended December 31, 1998 and the lowest quarterly return was -30.71% for the quarter ended March 31, 2001.

Average Annual Total Returns as of December 31, 2004

                                                                                      10 Years
                                                                                     (or life of
                                                          1 Year       5 Years         Class*)
                                                        ----------   -----------   --------------
U.S. Global Leaders Growth Fund
 Class A -- Before Taxes                                    3.10%         0.39%          11.24%*
 Class A -- After Taxes on Distributions(1)                 3.01%         0.37%          11.19%*
 Class A -- After Taxes on Distributions and Sale of
  Fund Shares(1)                                            2.02%         0.32%          10.02%*
 Class B -- Before Taxes                                    2.67%           --            1.14%*
 Class C** -- Before Taxes                                  6.67%           --            2.25%*
Large Cap Growth Fund
 Class A -- Before Taxes                                   -5.57%       -17.10%           0.64%
 Class A -- After Taxes on Distributions(1)                -5.57%       -17.24%          -0.65%
 Class A -- After Taxes on Distributions and Sale of
  Fund Shares(1)                                           -3.62%       -13.52%           0.56%
 Class B -- Before Taxes                                   -6.26%       -17.15%           0.58%
 Class C** -- Before Taxes                                 -2.31%       -16.82%          -8.56%*
S&P 500 Index(2)                                           10.88%        -2.30%          12.07%
Russell Top 200 Growth Index(3)                             3.74%       -10.70%           9.54%


(1) After-tax returns are shown for Class A shares only and would be different for the other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2) The S&P 500 Index is the Standard & Poor's Composite Index of 500 Stocks, which is a commonly recognized unmanaged price index of 500 widely held common stocks. Unlike the funds' returns, index returns do not reflect any fees, expenses or taxes.

(3) The Russell Top 200 Growth Index is an unmanaged index containing growth-oriented stocks from the Russell Top 200 Index. The Russell Top 200 Index is an unmanaged index representing 200 U.S. large capitalization companies. Unlike the funds' returns, index returns do not reflect any fees, expenses, or taxes.


*   Inception dates for each class are as follows: U.S. Global Leaders Growth
    Fund: Class A -- September 29, 1995; Class B -- May 20, 2002; Class C -- May 20, 2002; Large Cap Growth Fund: Class C -- June 1, 1998. The corresponding S&P 500 Index returns for periods since these dates were as follows: since September 29, 1995, 9.97%; since June 1, 1998, 3.13%; since May 20, 2002,
    5.92%. The corresponding Russell Top 200 growth Index returns for periods since these dates were as follows: since September 29, 1995, 7.17%; since June 1, 1998, -1.06%; since May 20, 2002, 1.99%.


** The average annual total returns for Class C shares have been adjusted to reflect the elimination of the 1% front-end sales charge effective July 15, 2004.

FURTHER INFORMATION ON THE REORGANIZATION

Tax Status of the Reorganization

The reorganization is not intended to result in income, gain or loss for United States federal income tax purposes and will not take place unless the funds receive a satisfactory opinion from Wilmer Cutler Pickering Hale and Dorr LLP, substantially to the effect that the reorganization described above will be a "reorganization" within the meaning of Section 368(a) of the Code.

As a result, for federal income tax purposes:

   o No gain or loss will be recognized by your fund upon (1) the transfer of all of its assets to U.S. Global Leaders Growth Fund as described above or
     (2) the distribution by your fund of U.S. Global Leaders Growth Fund shares to your fund's shareholders;

   o No gain or loss will be recognized by U.S. Global Leaders Growth Fund upon the receipt of your fund's assets solely in exchange for the issuance of U.S. Global Leaders Growth Fund shares to your fund and the assumption of your fund's liabilities by U.S. Global Leaders Growth Fund;

   o The basis of the assets of your fund acquired by U.S. Global Leaders Growth Fund will be the same as the basis of those assets in the hands of your fund immediately before the transfer;

   o The tax holding period of the assets of your fund in the hands of U.S. Global Leaders Growth Fund will include your fund's tax holding period for those assets;

   o You will not recognize gain or loss upon the exchange of your shares of your fund solely for U.S. Global Leaders Growth Fund shares as part of the reorganization;

   o The basis of U.S. Global Leaders Growth Fund shares received by you in the reorganization will be the same as the basis of your shares of your fund surrendered in exchange; and

   o The tax holding period of U.S. Global Leaders Growth Fund shares you receive will include the tax holding period of the shares of your fund that you surrender in the exchange, provided that the shares of your fund were held by you as capital assets on the date of the exchange.

In rendering its opinion, counsel shall rely upon, among other things, reasonable assumptions as well as representations of your fund and U.S. Global Leaders Growth Fund.

No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

Additional Terms of the Agreement and Plan of Reorganization

Certain terms of the Agreement and Plan of Reorganization are described above. The following is a summary of certain additional terms of the Agreement and Plan of Reorganization. This summary and any other description of the terms of the Agreement and Plan of Reorganization contained in this proxy statement and prospectus are qualified in their entirety by Exhibit A, which is the Form of Agreement and Plan of Reorganization in its entirety, that is proposed for the reorganization.

Surrender of Share Certificates. If your shares are represented by one or more share certificates before the reorganization date, you must either surrender the certificates to your fund or deliver to your fund a lost certificate affidavit, in the form and accompanied by the surety bonds that your fund may require (collectively, an "Affidavit"). On the reorganization date, all certificates that have not been surrendered will be canceled, will no longer evidence ownership of your fund's shares and will evidence ownership of U.S. Global Leaders Growth Fund shares. Shareholders may not redeem or transfer U.S. Global Leaders Growth Fund shares received in the reorganization until they have surrendered their fund share certificates or delivered an Affidavit. U.S. Global Leaders Growth Fund will not issue share certificates in the reorganization.

Conditions to Closing the Reorganization. The obligation of the Acquired Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including the performance by the Acquiring Fund of all its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, paragraph 6).

The obligation of the Acquiring Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including the Acquired Fund's performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from the Acquired Fund and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, paragraph 7).

The obligations of the Acquired Fund and the Acquiring Fund are subject to approval of the Agreement by the necessary vote of the outstanding shares of the Acquired Fund, in accordance with the provisions of the Acquired Fund's declaration of trust and by-laws. The funds' obligations are also subject to the receipt of a favorable opinion of Wilmer Cutler Pickering Hale and Dorr LLP as to the qualification of the transaction as a "reorganization" for federal income tax purposes (see Agreement, paragraph 8).

Termination of Agreement. The board of trustees of the Acquired Fund or the Acquiring Fund may terminate the Agreement (even if the shareholders of an Acquired Fund have already approved it) at or prior to the reorganization date, if that board believes that proceeding with the reorganization would no longer be advisable.

Expenses of the Reorganization. John Hancock Advisers, LLC will pay the reorganization costs incurred in connection with entering into and carrying out the provisions of the Agreement, whether or not the reorganization occurs.

CAPITALIZATION

With respect to the proposal, the following tables set forth the capitalization of each fund as of June 30, 2004 and the pro forma combined capitalization of both funds as if the reorganization had occurred on that date. If a reorganization is consummated, the actual exchange ratios on the reorganization date may vary from the exchange ratios indicated. This is due to changes in the market value of the portfolio securities of both funds between June 30, 2004 and the reorganization date, changes in the amount of undistributed net investment income and net realized capital gains of both funds during that period resulting from income and distributions, and changes in the accrued liabilities of both funds during the same period. It is impossible to predict how many shares of the Acquiring Fund will actually be received and distributed by the Acquired Fund on the reorganization date. The tables should not be relied upon to determine the amount of Acquiring Fund shares that will actually be received and distributed.

If the reorganization of your fund had taken place on June 30, 2004:


                                                              U.S. Global
                                              U.S. Global       Leaders
                               Large Cap        Leaders       Growth Fund
Proposal 1                    Growth Fund     Growth Fund     Pro Forma(1)

--------------------------------------------------------------------------
Net Assets (millions)               192.5           881.6         1,074.1
Net Asset Value Per Share
 Class A                             9.86           26.82           26.82
 Class B                             8.97           26.40           26.40
 Class C                             8.97           26.40           26.40
Shares Outstanding
 Class A                       14,758,015      18,121,293      23,549,413
 Class B                        4,837,626       7,087,690       8,731,971
 Class C                          394,093       7,549,062       7,682,939

(1) Assuming the reorganization of Large Cap Growth Fund into U.S. Global Leaders Growth Fund occurs.

The table reflects pro forma exchange ratios of approximately 0.368 Class A,
0.340 Class B and 0.340 Class C shares of U.S. Global Leaders Growth Fund being issued for each share of Large Cap Growth Fund, respectively.

ADDITIONAL INFORMATION ABOUT THE FUNDS' BUSINESSES

The following table shows where in each fund's prospectus you can find additional information about the business of each fund.

Type of Information                    Headings in Each Prospectus
------------------------------------   ---------------------------------------------------------
Investment objective and policies      Goal and Strategy/Main Risks

Portfolio management                   Portfolio Managers/Management Biographies/(Acquired
                                       Fund and Acquiring Fund)/Subadviser (Acquiring Fund)

Expenses                               Your Expenses

Custodian                              Business Structure

Shares of beneficial interest          Your Account: Choosing a Share Class

Purchase of shares                     Your Account: Choosing a Share Class, How Sales Charges
                                       are Calculated, Sales Charge Reductions and Waivers,
                                       Opening an Account, Buying Shares, Transaction Policies,
                                       Additional Investor Services

Redemption or sales of shares          Your Account: Selling Shares, How Sales Charges are
                                       Calculated, Transaction Policies

Dividends, distributions and taxes     Dividends and Account Policies

BOARDS' EVALUATION AND RECOMMENDATION

For the reasons described above, the board of trustees of the Acquired Fund, including the trustees who are not "interested persons" of the fund or the adviser ("independent trustees"), approved the reorganization. In particular, the trustees determined that the reorganization is in the best interests of the Acquired Fund and that the interests of the Acquired Fund shareholders would not be diluted as a result of the reorganization. Similarly, the board of trustees of U.S. Global Leaders Growth Fund, including the independent trustees, approved the reorganization. They also determined that the reorganization is in the best interests of U.S. Global Leaders Growth Fund and that the interests of U.S. Global Leaders Growth Fund's shareholders would not be diluted as a result of the reorganization.

         --------------------------------------------------------------
               The trustees of the Acquired Fund recommend that
           shareholders of the Acquired Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.
         --------------------------------------------------------------

VOTING RIGHTS AND REQUIRED VOTE

Each Acquired Fund share is entitled to one vote. Approval of each proposal described above requires the affirmative vote of a majority of the outstanding shares of the Acquired Fund that are entitled to vote on each respective proposal. For this purpose, a majority of the outstanding shares of your fund means the vote of the lesser of:

  (1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy, or

  (2) more than 50% of the outstanding shares of the fund.

--------------------------------------------------------------------------------------------------------------------------
 Shares                     Quorum                                         Voting
--------------------------------------------------------------------------------------------------------------------------
 In General                 All shares "present" in person or by proxy     Shares "present" in person will be voted in
                            are counted toward a quorum.                   person at the meeting. Shares present by
                                                                           proxy will be voted in accordance with
                                                                           instructions.
--------------------------------------------------------------------------------------------------------------------------
 Proxy with no Voting       Considered "present" at meeting.               Voted "for" a proposal.
 Instruction (other than
 Broker Non-Vote)
--------------------------------------------------------------------------------------------------------------------------
 Broker Non-Vote            Considered "present" at meeting.               Not voted. Same effect as a vote "against" a
                                                                           proposal.
--------------------------------------------------------------------------------------------------------------------------
 Vote to Abstain            Considered "present" at meeting.               Not voted. Same effect as a vote "against" a
                                                                           proposal.
--------------------------------------------------------------------------------------------------------------------------

If the required approval of shareholders is not obtained with respect to a proposal, the Acquired Fund will continue to engage in business as a separate mutual fund and the board of trustees will consider what further action may be appropriate. This action could include, among other things, closing the fund.

INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited: by telephone, by fax or in person by the trustees, officers and employees of your fund; by personnel of your fund's investment adviser, John Hancock Advisers, LLC and its transfer agent, John Hancock Signature Services, Inc.; or by broker-dealer firms. Signature Services, together with a third party solicitation firm, has agreed to provide proxy solicitation services to the Acquired Fund at a cost of approximately $30,000. The Adviser will pay the costs of preparing, mailing and soliciting proxies, including payments to unaffiliated solicitation firms.


Revoking Proxies

Acquired Fund shareholders signing and returning a proxy have the power to revoke it at any time before it is exercised:

   o By filing a written notice of revocation with the Acquired Fund's transfer agent, John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, Massachusetts 02217-1000, or

   o By returning a duly executed proxy with a later date before the time of the meeting, or

   o If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum
As of January 24, 2005 (the "record date"), the number of shares of beneficial interest of the Acquired Fund outstanding were as follows:


                            SHARES
FUND                      OUTSTANDING
-------------------------------------

Large Cap Growth Fund
 Class A                  13,678,227
 Class B                   3,862,407
 Class C                     332,930


Only shareholders of record on the record date are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the Acquired Fund that are entitled to vote will be considered a quorum for the transaction of business.

Other Business
The Acquired Fund's board of trustees knows of no business to be presented for consideration at the meeting other than the proposals. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments
If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of a proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of the Acquired Fund's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of a proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the reorganization against adjournment.

Telephone Voting
In addition to soliciting proxies by mail, by fax or in person, your fund may also arrange to have votes recorded by telephone by officers and employees of your fund or by personnel of the adviser or transfer agent or a third party solicitation firm. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. Your fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

   o A shareholder will be called on a recorded line at the telephone number in a fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

   o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

   o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

   o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

   o If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Internet Voting

You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the "control number" that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders' instructions have been recorded properly. If you are voting via the Internet, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne to you.

     o Read the proxy statement and have your proxy card(s) at hand.

     o Go to the Web site on the proxy card.

     o Enter the "control number" found on your proxy card.

     o Follow the instructions on the Web site. Please call us at 1-800-225-5291 if you have any problems.

     o To insure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by e-mail if chosen.

Shareholders' Proposals

The funds are not required, and do not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of their respective funds must submit the proposal in writing, so that it is received by the appropriate fund at 101 Huntington Avenue, Boston, Massachusetts 02199 within a reasonable time before any meeting.

OWNERSHIP OF SHARES OF THE FUNDS

To the knowledge of each fund, as of January 24, 2005, the following persons owned of record or beneficially 5% or more of the outstanding shares of a class of each fund, respectively:


                                                                  Large Cap Growth Fund
----------------------------------------------------------------------------------------------
Names and Addresses of Owners of More Than 5% of Shares      Class A     Class B      Class C
MLPF&S                                                          --         6.30%        --
For the Sole Benefit of Its Customers
Attn Fund Administration 97C55
4800 Deer Lake Drive East 2nd Fl
Jacksonville FL 32246-6484

Citigroup Global Markets Inc.                                   --           --       5.41%
333 West 34th Street
New York, New York 10001-2402

                                                               U.S. Global Leaders Growth Fund
---------------------------------------------------------------------------------------------------------------
Names and Addresses of Owners of More Than
5% of Shares                                   Class A      Class B       Class C       Class I       Class R
MLPF&S                                           8.91%        19.49%        37.71%        19.87%        71.51%
For the Sole Benefit of Its Customers
Attn Fund Administration 97C55
4800 Deer Lake Drive East 2nd Fl
Jacksonville FL 32246-6484

Citigroup Global Markets Inc                       --          6.81%        10.36%           --            --
333 West 34th Street
New York, New York 10001-2402

Canal Securities Company                           --            --            --         35.02%           --
One Chemung Canal Plaza
Elmira NY 14901-3408

MCB Trust Services Custodian                       --            --            --         30.40%           --
The Investment Incentive Plan
700 17th St Ste 150
Denver Co. 80202-3502

John Hancock Advisers LLC                          --            --            --            --          7.42%
101 Huntington Avenue
Boston, MA 02199

As of January 24, 2005, the trustees and officers of each fund owned in the aggregate less than 1% of the outstanding shares of their respective funds.


EXPERTS

The financial highlights and financial statements of Large Cap Growth Fund for the fiscal year ended October 31, 2004, and for U.S. Global Leaders Growth Fund, for the periods ended December 31, 2003 and June 30, 2004, are incorporated by reference into this proxy statement and prospectus. These financial statements and financial highlights (other than for the semiannual period ended June 30, 2004 for U.S. Global Leaders Growth Fund) have been independently audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as stated in their reports appearing in the statement of additional information. These financial statements and financial highlights have been included in reliance on their reports given on their authority as experts in accounting and auditing.

AVAILABLE INFORMATION

Each fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended and the Investment Company Act of 1940 as amended, and will file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). These reports, proxy statements and other information filed by the funds can be inspected and copied (for a duplication fee) at the public reference facilities of the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C., Northeast Regional Office, The Woolworth Building, 233 Broadway, New York, New York 10279, and at the Midwest Regional Office, 500 West Madison Street, Suite 1400, Chicago, Illinois. Copies of these materials can also be obtained by mail from the Public Reference Section of the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

                                                                      EXHIBIT A
AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this [__]st day of [______], 2004, by and between John Hancock Capital Series, a Massachusetts business trust (the "Trust") on behalf of its series, John Hancock U.S. Global Leaders Growth Fund (the "Acquiring Fund") and John Hancock Investment Trust III, a Massachusetts business trust (the "Trust II"), on behalf of its series, John Hancock Large Cap Growth Fund (the "Acquired Fund"), each with their principal place of business at 101 Huntington Avenue, Boston, Massachusetts 02199. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

This Agreement is intended to be and is adopted as a plan of "reorganization," as such term is used in Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of: (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for (A) the issuance of Class A shares, Class B shares and Class C shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares") to the Acquired Fund and (B) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by (2) the distribution by the Acquired Fund, on or promptly after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF ACQUIRING FUND SHARES; LIQUIDATION OF THE ACQUIRED FUND

   1.1 The Acquired Fund will transfer all of its assets (consisting, without limitation, of portfolio securities and instruments, dividends and interest receivables, cash and other assets), as set forth in the statement of assets and liabilities referred to in Paragraph 7.2 hereof (the "Statement of Assets and Liabilities"), to the Acquiring Fund free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange for (i) the assumption by the Acquiring Fund of the known and unknown liabilities of the Acquired Fund, including the liabilities set forth in the Statement of Assets and Liabilities (the "Acquired Fund Liabilities"), which shall be assigned and transferred to the Acquiring Fund by the Acquired Fund and assumed by the Acquiring Fund, and (ii) delivery by the Acquiring Fund to the Acquired Fund, for distribution pro rata by the Acquired Fund to its shareholders in proportion to their respective ownership of Class A, Class B and Class C shares of beneficial interest of the Acquired Fund, as of the close of business on April 8, 2005 (the "Closing Date"), of a number of the Acquiring Fund Shares having an aggregate net asset value equal, in the case of each class of Acquiring Fund Shares, to the value of the assets, less such liabilities (herein referred to as the "net value of the assets") attributable to the applicable class, assumed, assigned and delivered, all determined as provided in Paragraph 2.1 hereof and as of a date and time as specified therein. Such transactions shall take place at the Closing, as defined in Paragraph 3.1 hereof. All computations shall be provided by The Bank of New York (the "Custodian"), as custodian and pricing agent for the Acquiring Fund and the Acquired Fund.

   1.2 The Acquired Fund has provided the Acquiring Fund with a list of the current securities holdings of the Acquired Fund as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities (except to the extent sales may be limited by representations made in connection with issuance of the tax opinion provided for in paragraph 8.6 hereof) but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

   1.3 John Hancock Advisers, LLC, the investment adviser to the Acquiring
       Fund and the Acquired Fund, will bear the expenses allocable to each fund in connection with the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are consummated.

   1.4 On or as soon after the Closing Date as is conveniently practicable
       (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to shareholders of record (the "Acquired Fund shareholders"), determined as of the close of regular trading on the New York Stock Exchange on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund, to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro rata number and class of Acquiring Fund Shares due such shareholders. Acquired Fund shareholders who own Class A shares of the Acquired Fund will receive Class A Acquiring Fund Shares. Acquired Fund shareholders who own Class B shares of the Acquired Fund will receive Class B Acquiring Fund Shares. Acquired Fund shareholders who own Class C shares of the Acquired Fund will receive Class C Acquiring Fund Shares. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

   1.5 The Acquired Fund shareholders holding certificates representing their ownership of shares of beneficial interest of the Acquired Fund shall surrender such certificates or deliver an affidavit with respect to lost certificates in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an "Affidavit"), to John Hancock Signature Services, Inc. prior to the Closing Date. Any Acquired Fund share certificate which remains outstanding on the Closing Date shall be deemed to be canceled, shall no longer evidence ownership of shares of beneficial interest of the Acquired Fund and shall evidence ownership of Acquiring Fund Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, dividends and other distributions payable by the Acquiring Fund subsequent to the Liquidation Date with respect to Acquiring Fund Shares shall be paid to the holder of such certificate(s), but such shareholders may not redeem or transfer Acquiring Fund Shares received in the reorganization. The Acquiring Fund will not issue share certificates in the reorganization.

   1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

   1.7 The existence of the Acquired Fund shall be terminated as promptly as practicable following the Liquidation Date.

   1.8 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2. VALUATION

   2.1 The net asset values of the Class A, Class B and Class C Acquiring Fund Shares and the net values of the assets and liabilities of the Acquired Fund attributable to its Class A, Class B and Class C shares to be transferred shall, in each case, be determined as of the close of business (4:00 P.M. Boston time) on the Closing Date. The net asset values of the Class A, Class B and Class C Acquiring Fund Shares shall be computed by the Custodian in the manner set forth in the Acquiring Fund's Declaration of Trust as amended and restated (the "Declaration"), or By-Laws and the Acquiring Fund's then-current prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places. The net value of the assets of the Acquired Fund attributable to its Class A, Class B and Class C shares to be transferred shall be computed by the Custodian by calculating the value of the assets of each class transferred by the Acquired Fund and by subtracting therefrom the amount of the liabilities of each class assigned and transferred to and assumed by the Acquiring Fund on the Closing Date, said assets and liabilities to be valued in the manner set forth in the Acquired Fund's then current prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places.

   2.2 The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined by dividing the value of the Acquired Fund's assets attributable to that class, less the liabilities attributable to that class assumed by the Acquiring Fund, by the Acquiring Fund's net asset value per share of the same class, all as determined in accordance with Paragraph 2.1 hereof.

   2.3 All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Funds.

3. CLOSING AND CLOSING DATE

   3.1 The Closing Date shall be April 8, 2005 or such other date on or before June 30, 2005 as the parties may agree (unless the parties agree in writing to a later date). The closing of the reorganization (the "Closing") shall be held as of 5:00 P.M. at the offices of the Trust and the Trust II, 101 Huntington Avenue, Boston, Massachusetts 02199, or at such other time and/or place as the parties may agree.

   3.2 Portfolio securities that are not held in book-entry form in the name of the Custodian as record holder for the Acquired Fund shall be presented by the Acquired Fund to the Custodian for examination no later than three business days preceding the Closing Date. Portfolio securities which are not held in book-entry form shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Custodian in book-entry form on behalf of the Acquired Fund shall be delivered to the Acquiring Fund by the Custodian by recording the transfer of beneficial ownership thereof on its records. The cash delivered shall be in the form of currency or by the Custodian crediting the Acquiring Fund's account maintained with the Custodian with immediately available funds.

   3.3 In the event that on the Closing Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before June 30, 2005, this Agreement may be terminated by the Acquiring Fund or by the Acquired Fund upon the giving of written notice to the other party.

   3.4 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund shareholders and the number of outstanding shares of each class of beneficial interest of the Acquired Fund owned by each such shareholder, all as of the close of business on the Closing Date, certified by its Treasurer, Secretary or other authorized officer (the "Shareholder List"). The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4. REPRESENTATIONS AND WARRANTIES

   4.1 The Trust II on behalf of the Acquired Fund represents, warrants and covenants to the Acquiring Fund as follows:

      (a) The Trust II is a business trust, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to carry out the transactions contemplated by this Agreement. Neither the Trust II nor the Acquired Fund is required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Trust II has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

      (b) The Trust II is a registered investment company classified as a management company and its registration with the Commission as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect. The Acquired Fund is a diversified series of the Trust II;

      (c) The Trust II and the Acquired Fund are not, and the execution, delivery and performance of their obligations under this Agreement will not result, in violation of any provision of the Trust II's Declaration of Trust, as amended and restated (the "Trust II's Declaration") or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust II or the Acquired Fund is a party or by which it is bound;

      (d) Except as otherwise disclosed in writing and accepted by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Trust II or the Acquired Fund or any of the Acquired Fund's properties or assets. The Trust II knows of no facts which might form the basis for the institution of such proceedings, and neither the Trust II nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund's business or its ability to consummate the transactions herein contemplated;

      (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated without liability to the Acquired Fund at or prior to the Closing Date;

      (f) The audited statement of assets and liabilities, including the schedule of investments, of the Acquired Fund as of October 31, 2004 and the related statement of operations (copies of which have been furnished to the Acquired Fund), present fairly in all material respects the financial condition of the Acquired Fund as of October 31, 2004 and the results of its operations for the period then ended in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquired Fund as of the respective dates thereof not disclosed therein;

      (g) Since October 31, 2004, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund;

      (h) At the date hereof and by the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Acquired Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, and all federal, state and other taxes, interest and penalties shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns or reports;

      (i) The Acquired Fund has qualified for the favorable tax treatment as a regulated investment company for each taxable year of its operation and the Acquired Fund will qualify as such as of the Closing Date with respect to its taxable year ending on the Closing Date;

      (j) The authorized capital of the Acquired Fund consists of an unlimited number of shares of beneficial interest, no par value. All issued and outstanding shares of beneficial interest of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Trust II. All of the issued and outstanding shares of beneficial interest of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts and classes set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.4 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;

      (k) At the Closing Date, the Acquired Fund will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to Paragraph 1.1 hereof, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

      (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust II on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the approval of the Acquired Fund's shareholders;

      (m) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

      (n) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in Paragraph 5.7 hereof (other than written information furnished by the Acquiring Fund for inclusion therein, as covered by the Acquiring Fund's warranty in Paragraph 4.2(m) hereof), on the effective date of the Registration Statement, on the date of the meeting of the Acquired

          Fund shareholders and on the Closing Date, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

      (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement;

      (p) All of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws;

      (q) The Class A, Class B, and Class C prospectus of the Acquired Fund,
          dated        , (the "Acquired Fund Prospectus"), furnished to the
          Acquiring Fund, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and

      (r) The Acquired Fund Tax Representation Certificate to be delivered by the Acquired Fund to the Acquiring Fund at Closing pursuant to Section
          7.5 (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

   4.2 The Trust on behalf of the Acquiring Fund represents, warrants and covenants to the Acquired Fund as follows:

      (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out the Agreement. Neither the Trust nor the Acquiring Fund is required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Trust has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

      (b) The Trust is a registered investment company classified as a management company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Fund is a non-diversified series of the Trust;

      (c) The Class A, Class B, and Class C prospectus of the Acquiring Fund
          dated         (the "Acquiring Fund Prospectus") and statement of
          additional information for Class A, Class B and Class C shares of the Acquiring Fund, dated March 1, 2004, and any amendments or supplements thereto on or prior to the Closing Date, and the Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, the Acquiring Fund Prospectus does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and the Registration Statement will not include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

      (d) At the Closing Date, the Trust on behalf of the Acquiring Fund will have good and marketable title to the assets of the Acquiring Fund;

      (e) The Trust and the Acquiring Fund are not, and the execution, delivery and performance of their obligations under this Agreement will not result in a violation of any provisions of the Trust's Declaration, or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust or the Acquiring Fund is a party or by which the Trust or the Acquiring Fund is bound;

      (f) Except as otherwise disclosed in writing and accepted by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Trust or the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Trust knows of no facts which might form the basis for the institution of such proceedings, and neither the Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated;

      (g) The audited statement of assets and liabilities, including the schedule of investments, of the Acquiring Fund as of December 31, 2003 and the unaudited statement of assets and liabilities of the Acquiring Fund as of June 30, 2004 and the related statement of operations for each such periods (copies of which have been furnished to the Acquired
          Fund), present fairly in all material respects the financial condition of the Acquiring Fund as of December 31, 2003 and June 30, 2004, respectively, the results of its operations for the period then ended in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquiring Fund as of the respective dates thereof not disclosed therein;

      (h) Since June 30, 2004, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Trust on behalf of the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed to and accepted by the Acquired Fund;

      (i) Each of the Acquiring Fund and its predecessors has qualified for the favorable tax treatment as a regulated investment company for each taxable year of its operation and the Acquiring Fund will continue to qualify as such as of the Closing Date and thereafter;

      (j) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, no par value per share. All issued and outstanding shares of beneficial interest of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Trust. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;

      (k) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Trust on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms;

      (l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement, when so issued and delivered, will be duly and validly issued shares of beneficial interest of the Acquiring Fund and will be fully paid and nonassessable by the Trust;

      (m) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

      (n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by the Agreement, except for the registration of the Acquiring Fund Shares under the 1933 Act and the 1940 Act; and

      (o) The Acquiring Fund Tax Representation Certificate to be delivered by the Acquiring Fund to the Acquired Fund at Closing pursuant to Section
          6.3 (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

   5.1 Except as expressly contemplated herein to the contrary, the Trust II on behalf of the Acquired Fund and the Trust on behalf of the Acquiring Fund, will operate their respective businesses in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and any other distributions necessary or desirable to avoid federal income or excise taxes.

   5.2 The Trust II will call a meeting of the Acquired Fund shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

   5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

   5.4 The Trust II on behalf of the Acquired Fund will provide such information within its possession or reasonably obtainable as the Trust on behalf of the Acquiring Fund requests concerning the beneficial ownership of the Acquired Fund's shares of beneficial interest.

   5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

   5.6 The Trust II on behalf of the Acquired Fund shall furnish to the Trust on behalf of the Acquiring Fund on the Closing Date the Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be certified by the Acquired Fund's Treasurer or Assistant Treasurer. As promptly as practicable but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Trust, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which statement will be certified by the President of the Acquired Fund.

   5.7 The Trust on behalf of the Acquiring Fund will prepare and file with the Commission the Registration Statement in compliance with the 1933 Act and the 1940 Act in connection with the issuance of the Acquiring Fund Shares as contemplated herein.

   5.8 The Trust II on behalf of the Acquired Fund will prepare a Proxy Statement, to be included in the Registration Statement in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations thereunder (collectively, the "Acts") in connection with the special meeting of shareholders of the Acquired Fund to consider approval of this Agreement.

   5.9 Neither the Acquired Fund nor the Acquiring Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate, and with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate, to the extent such action would prevent the reorganization from qualifying as a "reorganization" under Section 368(a) of the Code.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST II ON BEHALF OF THE ACQUIRED FUND

The obligations of the Trust II on behalf of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Trust on behalf of the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

   6.1 All representations and warranties of the Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

   6.2 The Trust on behalf of the Acquiring Fund shall have delivered to the Trust II on behalf of the Acquired Fund a certificate executed in its name by the Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Trust II on behalf of the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust II on behalf of the Acquired Fund shall reasonably request; and

   6.3 The Acquiring Fund shall have delivered to the Acquired Fund an Acquiring Fund Tax Representation Certificate in a form acceptable to Wilmer Cutler Pickering Hale and Dorr LLP, the Acquired Fund and the Acquiring Fund concerning certain tax-related matters with respect to the Acquiring Fund.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST ON BEHALF OF THE ACQUIRING FUND

The obligations of the Trust on behalf of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Trust II on behalf of the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

   7.1 All representations and warranties of the Trust II on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

   7.2 The Trust II on behalf of the Acquired Fund shall have delivered to the Trust on behalf of the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Acquired Fund;

   7.3 The Trust II on behalf of the Acquired Fund shall have delivered to the Trust on behalf of the Acquiring Fund on the Closing Date a certificate executed in the name of the Acquired Fund by a President or Vice President and a Treasurer or Assistant Treasurer of the Acquired Fund, in form and substance satisfactory to the Trust on behalf of the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust on behalf of the Acquiring Fund shall reasonably request;

   7.4 At or prior to the Closing Date, the Acquired Fund's investment adviser, or an affiliate thereof, shall have made all payments, or applied all credits, to the Acquired Fund required by any applicable contractual expense limitation; and

   7.5 The Acquired Fund shall have delivered to the Acquiring Fund an Acquired Fund Tax Representation Certificate in a form acceptable to Wilmer Cutler Pickering Hale and Dorr LLP, the Acquired Fund and the Acquiring Fund concerning certain tax-related matters with respect to the Acquired Fund.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST II ON BEHALF OF THE ACQUIRED FUND AND THE TRUST ON BEHALF OF THE ACQUIRING FUND

The obligations hereunder of the Trust II on behalf of the Acquired Fund and the Trust on behalf of the Acquiring Fund are each subject to the further conditions that on or before the Closing Date:

   8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Acquired Fund in accordance with the provisions of the Trust II's Declaration and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Trust on behalf of the Acquiring Fund;

   8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain changes or other relief in connection with, this Agreement or the transactions contemplated herein;

   8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and their "no-action" positions) deemed necessary by the Trust II or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself;

   8.4 The Registration Statement shall have become effective under the 1933 Act and the 1940 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or the 1940 Act;

   8.5 The Acquired Fund shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date; and

   8.6 The parties shall have received an opinion of Wilmer Cutler Pickering Hale and Dorr LLP, satisfactory to the Trust II on behalf of the Acquired Fund and the Trust on behalf of the Acquiring Fund, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of beneficial interest of the Acquired Fund and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code. Notwithstanding anything herein to the contrary, neither the Trust II nor the Trust may waive the conditions set forth in this Paragraph 8.6.

9.  BROKERAGE FEES AND EXPENSES

    9.1 The Trust on behalf of the Acquiring Fund and the Trust II on behalf of the Acquired Fund each represent and warrant to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

    9.2 John Hancock Advisers, LLC, the investment adviser to the Acquiring Fund and the Acquired Fund, will bear the expenses allocable to each fund in connection with the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are consummated.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

    10.1 The Trust on behalf of the Acquiring Fund and the Trust II on behalf of the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraph 4 hereof and that this Agreement constitutes the entire agreement between the parties.

    10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11. TERMINATION

    11.1 This Agreement may be terminated by the mutual agreement of the Trust on behalf of the Acquiring Fund and the Trust II on behalf of the Acquired Fund. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

         (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

         (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

         (c) by resolution of the Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders; or

         (d) by resolution of the Trust II's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders.

    11.2 In the event of any such termination, there shall be no liability for damages on the part of the Trust, the Acquiring Fund, the Trust II, or the Acquired Fund, or the Trustees or officers of the Trust or the Trust II, but each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon by the authorized officers of the Trust and the Trust
II. However, following the meeting of shareholders of the Acquired Fund held pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval; provided that nothing contained in this Article 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Fund or to the Acquired Fund, each at 101 Huntington Avenue, Boston, Massachusetts 02199, Attention:
President, and, in either case, with copies to Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention: David C. Phelan, Esq.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

    14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    14.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

    14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the prior written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    14.5 All persons dealing with the Trust or the Trust II must look solely to the property of the Trust or the Trust II, respectively, for the enforcement of any claims against the Trust or the Trust II as the Trustees, officers, agents and shareholders of the Trust or the Trust II assume no personal liability for obligations entered into on behalf of the Trust or the Trust II, respectively. None of the other series of the Trust or the Trust II shall be responsible for any obligations assumed by or on behalf of the Acquiring Fund or the Acquired Fund under this Agreement.

                    [Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and has caused its corporate seal to be affixed hereto.

                                  JOHN HANCOCK CAPITAL SERIES on behalf of
                                  JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND


                                 By:____________________________________________
                                    James A. Shepherdson
                                    President and Chief Executive Officer


                                  JOHN HANCOCK INVESTMENT TRUST III on behalf of JOHN HANCOCK LARGE CAP GROWTH FUND


                                 By:____________________________________________
                                    Susan S. Newton
                                    Senior Vice President and Secretary

                                =================
                                      Thank
                                       You

                                   for mailing
                                   your proxy
                                 card promptly!
                                =================





John Hancock [LOGO]      John Hancock Funds, LLC
    [GRAPHIC]            MEMBER NASD
 WORLDWIDE SPONSOR       101 Huntington Avenue
                         Boston, MA 02199-7603

                         1-800-225-5291
                         1-800-554-6713 tdd
                         1-800-338-8080 EASI-Line

                         www.jhfunds.com

                         Mutual Funds
                         Institutional Services
                         Private Managed Accounts
                         Retirement Plans                             200PX 2/05

     JOHN HANCOCK
     U.S. Global Leaders
     Growth Fund


-------------------------------------------------------------------------------
     Prospectus                                                        3.1.2004
-------------------------------------------------------------------------------

                                                                     as revised
                                                                      1.24.2005











      [Logo]
   John Hancock
------------------
JOHN HANCOCK FUNDS



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
-------------------------------------------------------------------------------

    JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND                              4

    YOUR ACCOUNT
    ---------------------------------------------------------------------------
    Choosing a share class                                                    6
    How sales charges are calculated                                          6
    Sales charge reductions and waivers                                       7
    Opening an account                                                        8
    Buying shares                                                             9
    Selling shares                                                           10
    Transaction policies                                                     12
    Dividends and account policies                                           14
    Additional investor services                                             14

    FUND DETAILS
    ---------------------------------------------------------------------------
    Business structure                                                       15
    Management biographies                                                   16
    Financial highlights                                                     17

    FOR MORE INFORMATION                                             BACK COVER
    ---------------------------------------------------------------------------

U.S. Global Leaders Growth Fund

[Graphic Appears Here]

     GOAL AND STRATEGY
     The fund seeks long-term growth of capital. To pursue this goal, the fund invests primarily in common stocks of "U.S. Global Leaders." Under normal market conditions, at least 80% of the fund's assets will be invested in stocks of companies the managers regard as U.S. Global Leaders.

The managers consider U.S. Global Leaders to be U.S. companies with multinational operations that typically exhibit the following key sustainable growth characteristics:

o Hold leading market shares of their relevant industries that result in high profit margins and high investment returns.

o Supply consumable products or services so that their revenue streams are recurring.

The managers seek to identify companies with superior long-term earnings prospects and to continue to own them as long as the managers believe they will continue to enjoy favorable prospects for capital growth and are not overvalued in the marketplace.


As a result of its investment strategy, the fund typically invests in large-capitalization companies (companies in the capitalization range of the Standard & Poor's 500 Index, which was $748.7 million to $385.9 billion as of December 31, 2004).


The fund is non-diversified, which allows it to make larger investments in individual companies.

The fund may invest in other types of equity securities and foreign stocks.

In abnormal circumstances, the fund may temporarily invest in short-term cash equivalents. In these and other cases, the fund might not achieve its goal.

-------------------------------------------------------------------------------

[Graphic Appears Here]


     PAST PERFORMANCE
     The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help to provide an indication of the fund's risks. Year-by-year and average annual figures for the period prior to May 17, 2002 reflect the actual performance of the sole class of U.S. Global Leaders Growth Fund, the fund's predecessor. On May 17, 2002, the fund acquired all of the assets of U.S. Global Leaders Growth Fund pursuant to an agreement and plan of reorganization in exchange for Class A shares of the fund. The average annual returns for Class A have been restated to reflect applicable sales charges. This adjustment will have the effect of reducing the previously reported performance of the U.S. Global Leaders Growth Fund. Year-by-year and index figures do not reflect sales charges and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.


Class A, total returns
Best quarter: Q4 '98, 29.43%
Worst quarter: Q3 `98, -16.69%

After-tax returns
After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)

Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.

-------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
-------------------------------------------------------------------------------

                   [THE FOLLOWING INFORMATION IS REPRESENTED
                    BY A BAR CHART IN THE ORIGINAL DOCUMENT]

1996              22.94%

1997              40.68%

1998              31.98%

1999               7.88%

2000               4.15%

2001              -6.83%

2002             -14.51%

2003              19.24%


2004               8.51%



-------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-04
-------------------------------------------------------------------------------


                                                  1 year      5 year     Life of    Life of     Life of
                                                                         Class A    Class B     Class C
Class A before tax (began 9-29-95)                 3.10%       0.39%      11.24%         --          --
Class A after tax on distributions                 3.01%       0.37%      11.19%         --          --
Class A after tax on distributions, with sale      2.02%       0.32%      10.02%         --          --
Class B before tax (began 5-20-02)                 2.67%         --          --        1.14%         --
Class C before tax (began 5-20-02)                 6.67%         --          --          --        2.25%
--------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                       10.88%      -2.30%       9.97%       5.92%       5.92%

[Graphic Appears Here]

     MAIN RISKS
     The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Similarly, growth stocks could underperform value stocks.

Companies that have substantial multinational operations may be affected by fluctuations in currency exchange rates and by economic and political conditions in foreign countries. These conditions may include restrictions on monetary repatriation and possible seizure, nationalization or expropriation of assets. To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.

o In a down market, higher-risk securities could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.


Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in this fund.


-------------------------------------------------------------------------------

[Graphic Appears Here]

     YOUR EXPENSES
     Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.


----------------------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                                 Class A     Class B    Class C
----------------------------------------------------------------------------------------------------
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                              5.00%        none       none
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less                    none(2)    5.00%       1.00%
----------------------------------------------------------------------------------------------------
Annual operating expenses                                           Class A     Class B    Class C
----------------------------------------------------------------------------------------------------
Management fee                                                        0.75%       0.75%       0.75%
Distribution and service (12b-1) fees                                 0.25%       1.00%       1.00%
Other expenses                                                        0.36%       0.36%       0.36%
Total fund operating expenses                                         1.36%       2.11%       2.11%


The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.



----------------------------------------------------------------------------------------------------
Expenses                                                  Year 1     Year 3     Year 5     Year 10
----------------------------------------------------------------------------------------------------
Class A                                                     $632       $909     $1,207      $ 2,053
Class B with redemption                                     $714       $961     $1,334      $ 2,250
Class B without redemption                                  $214       $661     $1,134      $ 2,250
Class C with redemption                                     $314       $661     $1,134      $ 2,441
Class C without redemption                                  $214       $661     $1,134      $ 2,441

(1)  A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."

SUBADVISER

Sustainable Growth Advisers, LP

Responsible for day-to-day investment management

Founded in 2003

Supervised by the adviser

PORTFOLIO MANAGERS

Gordon M. Marchand, CFA, CIC
Managed fund since 1995

George P. Fraise
Joined fund team in 2000

Robert L. Rohn
Joined fund team in 2003

See page 16 for the management biographies.

FUND CODES
Class A           Ticker              USGLX
                  CUSIP               409902830
                  Newspaper           USGlobLdrs
                  SEC number          811-1677
                  JH fund number      26

Class B           Ticker              USLBX
                  CUSIP               409902822
                  Newspaper           --
                  SEC number          811-1677
                  JH fund number      126

Class C           Ticker              USLCX
                  CUSIP               409902814
                  Newspaper           --
                  SEC number          811-1677
                  JH fund number      526

Your account

-------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

-------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------

o    A front-end sales charge, as described at right.

o    Distribution and service (12b-1) fees of 0.25%.

-------------------------------------------------------------------------------
Class B
-------------------------------------------------------------------------------

o    No front-end sales charge; all your money goes to work for you right away.

o    Distribution and service (12b-1) fees of 1.00%.

o    A deferred sales charge, as described on following page.

o Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

-------------------------------------------------------------------------------
Class C
-------------------------------------------------------------------------------

o    No front-end sales charge; all your money goes to work for you right away.

o    Distribution and service (12b-1) fees of 1.00%.

o A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

Investors purchasing $1 million or more of Class B or Class C shares may want to consider the lower operating expenses of Class A shares.

For actual past expenses of each share class, see the fund information earlier in this prospectus.

Because 12b-1 fees are paid on an ongoing basis, they may cost shareholders more than other types of sales charges.

Your broker-dealer receives a percentage of these sales charges and fees. In addition, John Hancock Funds may pay significant compensation out of its own resources to your broker-dealer. These payments are described in the Statement of Additional Information.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

Other classes of shares of the fund, which have their own expense structure, may be offered in separate prospectuses.

-------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Class A Sales charges are as follows:

-------------------------------------------------------------------------------
Class A sales charges
-------------------------------------------------------------------------------
                                      As a % of         As a % of your
Your investment                  offering price*            investment

Up to $49,999                             5.00%                 5.26%
$50,000 - $ 99,999                        4.50%                 4.71%
$100,000 - $ 249,999                      3.50%                 3.63%
$250,000 - $ 499,000                      2.50%                 2.56%
$500,000 - $ 999,999                      2.00%                 2.04%
$1,000,000 and over                  See below

*Offering price is the net asset value per share plus any initial sales charge.

You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class B, Class C, Class I or Class R shares of John Hancock mutual funds. To receive the reduced sales charge, you must tell your broker or financial adviser at the time you purchase a fund's Class A shares about any other John Hancock mutual funds held by you, your spouse or your children under the age of 21. This includes investments held in a retirement account, an employee benefit plan or at a broker or financial adviser other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about these reduced sales charges, you may visit the funds' Web site at www.jhfunds.com. You may also consult your broker or financial adviser or refer to the section entitled "Initial Sales Charge on Class A Shares" in the fund's Statement of Additional Information. You may request a Statement of Additional Information from your broker or financial adviser, access the funds' Web site at www.jhfunds.com or call 1-800-225-5291.

Investments of $1 million or more Class A shares are available with no front-end sales charge. There is a contingent deferred sales charge (CDSC) on any Class A shares upon which a commission or finder's fee was paid that are sold within one year of purchase, as follows:

-------------------------------------------------------------------------------
Class A deferred charges on $1 million+ investments
-------------------------------------------------------------------------------
                                                         CDSC on shares
Your investment                                              being sold

First $1M - $4,999,999                                            1.00%
Next $1 - $5M above that                                          0.50%
Next $1 or more above that                                        0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

6  YOUR ACCOUNT

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

Class B and Class C Shares are offered at their net asset value per share, without any initial sales charge.

A CDSC may be charged if a commission has been paid and you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

-------------------------------------------------------------------------------
Class B deferred charges
-------------------------------------------------------------------------------
                                                         CDSC on shares
Years after purchase                                         being sold
1st year                                                          5.00%
2nd year                                                         4.00%
3rd or 4th year                                                  3.00%
5th year                                                         2.00%
6th year                                                         1.00%
After 6th year                                                    none
-------------------------------------------------------------------------------
Class C deferred charges
-------------------------------------------------------------------------------
Years after purchase                                              CDSC
1st year                                                         1.00%
After 1st year                                                    none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

-------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any class of shares of any John Hancock funds you already own to the amount of your next Class A investment for purposes of calculating the sales charge. However, Class A shares of money market funds will not quality unless you have already paid a sales charge on those shares.

o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a Letter of Intention to qualify for reduced sales charges if you plan to invest at least $50,000 in a fund's Class A shares during the next 13 months. The calculation of this amount would include accumulations and combinations, as well as your current holdings of all classes of John Hancock funds, which includes any reinvestment of dividends and capital gains distributions. However, Class A shares of money market funds will be excluded unless you have already paid a sales charge. When you sign this letter, the funds agree to charge you the reduced sales charges listed above. Completing a Letter of Intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual purchase level. Also available for retirement plan investors is a 48-month Letter of Intention, described in the SAI.

o Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

To utilize any reduction you must: Complete the appropriate section of your application, or contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments must total at least $250) and individual investors may close their accounts at any time.

To utilize this program you must: Contact your financial representative or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).

                                                                 YOUR ACCOUNT  7

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o    to make payments through certain systematic withdrawal plans

o certain retirement plans participating in Merrill Lynch or PruArray programs

o redemptions pursuant to the fund's right to liquidate an account less than $1,000

o redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

o    to make certain distributions from a retirement plan

o    because of shareholder death or disability

To utilize this waiver you must: Contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize this privilege you must: Contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

o selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

o financial representatives utilizing fund shares in fee-based investment products under signed agreement with John Hancock Funds

o fund trustees and other individuals who are affiliated with these or other John Hancock funds (and their Immediate Family, as defined in the SAI)

o individuals transferring assets from an employee benefit plan into a John Hancock fund

o participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

o participants in certain 529 plans that have a signed agreement with John Hancock Funds (one-year CDSC may apply)

o certain retirement plans participating in Merrill Lynch or PruArray programs


o any shareholder account of U.S. Global Leaders Growth Fund (the fund's predecessor) registered on this fund's books in the shareholder's name as of May 17, 2002.


To utilize a waiver you must: Contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).


Other waivers Front-end sales charges and CDSCs are generally not imposed in connection with the following transactions:

o exchanges from one John Hancock Fund to the same class of any other John Hancock Fund (see "Transactions Policies" in this prospectus for additional details)

o dividend reinvestments (see "Dividends and Account Policies" in this prospectus for additional details)

OPENING AN ACCOUNT
-------------------------------------------------------------------------------

1    Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

     o    non-retirement account: $1,000
     o    retirement account: $500
     o    group investments: $250
     o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

3 All shareholders must complete the account application, carefully following the instructions. When opening a corporate account, you must submit: (1) a new account application; (2) a corporate business/organization resolution certified within the past 12 months or a John Hancock Funds business/organization certification form; and (3) articles of incorporation or a government-issued business license. When opening a trust account, you must submit: (1) a new account application and (2) a copy of the trust document certified within the past 12 months. You must notify your financial representative or Signature Services if this information changes. Signature Services reserves the right to require additional documentation prior to opening any account. For more details, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.

8  YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------

Opening an account

By check

[Graphic Appears Here]

o Make out a check for the investment amount, payable to "John Hancock Signature Services, Inc."

o Deliver the check and your completed application to your financial representative, or mail them to Signature Services (address below).

Adding to an account

o Make out a check for the investment amount payable to "John Hancock Signature Services, Inc."

o Fill out the detachable investment slip from an account statement. If no slip is available, include a note specifying the fund name, your share class, your account number and the name(s) in which the account is registered.

o Deliver the check and your investment slip or note to your financial representative, or mail them to Signature Services (address below).

--------------------------------------------------------------------------------
By exchange
--------------------------------------------------------------------------------

[Graphic Appears Here]

o Call your financial representative or Signature Services to request an exchange.

Adding to an account

o    Log on to www.jhfunds.com to process exchanges between funds.

o Call EASI-Line for automated service 24 hours a day using your touch-tone phone at 1-800-338-8080.

o    Call your financial representative or Signature Services to request an exchange.
--------------------------------------------------------------------------------
By wire
--------------------------------------------------------------------------------

[Graphic Appears Here]

o Deliver your completed application to your financial representative, or mail it to Signature Services.

o Obtain your account number by calling your financial representative or Signature Services.

o    Instruct your bank to wire the amount of your investment to:
              First Signature Bank & Trust
              Account # 900000260
              Routing # 211475000

Specify the fund name, your choice of share class, the new account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

Adding to an account

o    Instruct your bank to wire the amount of your investment to:
              First Signature Bank & Trust
              Account # 900000260
              Routing # 211475000

o Specify the fund name, your share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.
--------------------------------------------------------------------------------
By internet
--------------------------------------------------------------------------------

[Graphic Appears Here]

See "By exchange" and "By wire."

Adding to an account

o Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

o    Complete the "Bank Information" section on your account application.

o Log on to www.jhfunds.com to initiate purchases using your authorized bank account.
--------------------------------------------------------------------------------
By phone
--------------------------------------------------------------------------------

[Graphic Appears Here]

See "By exchange" and "By wire."

Adding to an account

o Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

o    Complete the "Bank Information" section on your account application.

o Call EASI-Line for automated service 24 hours a day using your touch-tone phone at 1-800-338-8080.

o Call your financial representative or call Signature Services between 8 A.M. and 7 P.M. Eastern Time on most business days.

To open or add to an account using the Monthly Automatic Accumulation Program, see "Additional investor services."

-------------------------------------------------------------------------------
Address:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions and assistance.
-------------------------------------------------------------------------------

                                                                 YOUR ACCOUNT  9

-------------------------------------------------------------------------------
Selling shares
-------------------------------------------------------------------------------

[Graphic Appears Here]

                                              To sell some or all of your shares

By letter

o    Accounts of any type.                    o   Write a letter of instruction
                                                  or complete a stock power
o    Sales of any amount.                         indicating the fund name, your
                                                  share class, your account
                                                  number, the name(s) in which
                                                  the account is registered and
                                                  the dollar value or number of
                                                  shares you wish to sell.

                                              o   Include all signatures and any
                                                  additional documents that may
                                                  be required (see next page).

                                              o   Mail the materials to
                                                  Signature Services.

                                              o   A check will be mailed to the
                                                  name(s) and address in which
                                                  the account is registered, or
                                                  otherwise according to your
                                                  letter of instruction.

-------------------------------------------------------------------------------
By Internet
-------------------------------------------------------------------------------

[Graphic Appears Here]

o    Most accounts.                           o   Log on to www.jhfunds.com to
                                                  initiate redemptions from your
o    Sales of up to $100,000.                     funds.

-------------------------------------------------------------------------------
By phone
-------------------------------------------------------------------------------

[Graphic Appears Here]

o    Most accounts.                           o   Call EASI-Line for automated
                                                  service 24 hours a day using
o    Sales of up to $100,000.                     your touch-tone phone at
                                                  1-800-338-8080.

                                              o   Call your financial
                                                  representative or call
                                                  Signature Services between 8
                                                  A.M. and 7 P.M. Eastern Time
                                                  on most business days.

-------------------------------------------------------------------------------
By wire or electronic funds transfer (EFT)
-------------------------------------------------------------------------------

[Graphic Appears Here]

o    Requests by letter to sell               o   To verify that the Internet or
     any amount.                                  telephone redemption privilege
                                                  is in place on an account, or
o    Requests by Internet or phone to             to request the form to add it
     sell up to $100,000.                         to an existing account, call
                                                  Signature Services.

                                              o   Amounts of $1,000 or more will
                                                  be wired on the next business
                                                  day. A $4 fee will be deducted
                                                  from your account.

                                              o   Amounts of less than $1,000
                                                  may be sent by EFT or by
                                                  check. Funds from EFT
                                                  transactions are generally
                                                  available by the second
                                                  business day. Your bank may
                                                  charge a fee for this service.

-------------------------------------------------------------------------------
By exchange
-------------------------------------------------------------------------------

[Graphic Appears Here]

o    Accounts of any type.                    o   Obtain a current prospectus
                                                  for the fund into which you
o    Sales of any amount.                         are exchanging by Internet or
                                                  by calling your financial
                                                  representative or Signature
                                                  Services.

                                              o   Log on to www.jhfunds.com to
                                                  process exchanges between your
                                                  funds.

                                              o   Call EASI-Line for automated
                                                  service 24 hours a day using
                                                  your touch-tone phone at
                                                  1-800-338-8080.

                                              o   Call your financial
                                                  representative or Signature
                                                  Services to request an
                                                  exchange.

-------------------------------------------------------------------------------
To sell shares through a systematic withdrawal plan, see "Additional investor services."

10 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o    your address of record has changed within the past 30 days

o    you are selling more than $100,000 worth of shares

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

-------------------------------------------------------------------------------
Seller
-------------------------------------------------------------------------------

Owners of individual, joint or UGMA/UTMA accounts (custodial accounts for minors).

Owners of corporate, sole proprietorship, general partner or association accounts.

Owners or trustees of trust accounts.

Joint tenancy shareholders with rights of survivorship whose co-tenants are deceased.

Executors of shareholder estates.

Administrators, conservators, guardians and other sellers or account types not listed above.

-------------------------------------------------------------------------------
Requirements for written requests
-------------------------------------------------------------------------------
                                                          [Graphic Appears Here]

o    Letter of instruction.

o On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered.

o    Signature guarantee if applicable (see above).


o    Letter of instruction.

o Corporate business/organization resolution, certified within the past 12 months, or a John Hancock Funds business/organization certification form.

o On the letter and the resolution, the signature of the person(s) authorized to sign for the account.

o    Signature guarantee if applicable (see above).


o    Letter of instruction.

o    On the letter, the signature(s) of the trustee(s).

o Copy of the trust document certified within the past 12 months or a John Hancock Funds trust certification form.

o    Signature guarantee if applicable (see above).


o    Letter of instruction signed by surviving tenant.

o    Copy of death certificate.

o    Signature guarantee if applicable (see above).


o    Letter of instruction signed by executor.

o    Copy of order appointing executor, certified within the past 12 months.

o    Signature guarantee if applicable (see above).


o    Call 1-800-225-5291 for instructions.

-------------------------------------------------------------------------------
Address:

John Hancock Signature Services, Inc.
1 John Hancock Way,
Suite 1000 Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions and assistance.
-------------------------------------------------------------------------------

YOUR ACCOUNT  11

--------------------------------------------------------------------------------
TRANSACTION POLICIES


Valuation of shares The net asset value (NAV) per share for the fund and each class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The fund uses market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. For example, the fund may value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the fund's valuation time, such closing prices may not be reflective of current market prices and current market prices may not be readily available when the fund determines its net asset values, and therefore the fund may adjust closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Foreign stock or other portfolio securities held by the fund may trade on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change the fund's NAV on days when you cannot buy or sell shares. For more information on the valuation of shares, please see the Statement of Additional Information.


Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com, or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical.


Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders. For further details, see "Additional Services and Programs" in the SAI (see the back cover of this prospectus).

Excessive trading The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject or cancel, consistent with applicable law, for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the fund may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitations on exchange activity" described below if the fund or its agents determine that accepting the order could interfere with the efficient management of the fund's portfolio or otherwise not be in the fund's best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund's judgment, such delay would be in the fund's best interest, in which case both the redemption and purchase side of the exchange will receive the fund's net asset values at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies The fund's Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, take steps reasonably designed to curtail excessive trading practices.

Limitations on exchange activity The fund, through its agents, undertakes to use its best efforts to exercise the fund's right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period.

12  YOUR ACCOUNT

Nothing in this paragraph limits the right of the fund to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders".

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example: these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events effecting the market on the date of the purchase or redemption.

These exchange limits are subject to the fund's ability to monitor exchange activity, as discussed under "Limitations on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of the fund's shareholder accounts and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the fund to prevent its excessive trading, there is no guarantee that the fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the funds. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the record of the fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund.

Excessive trading risk To the extent that the fund or its agents are unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance, and maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.


While excessive trading can potentially occur in any fund, certain types of funds are more likely than others to be targets of excessive trading. For example: A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.


Account information John Hancock Funds is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply name, address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

Certificated shares The fund does not issue share certifi-cates. Shares are electronically recorded.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

                                                                YOUR ACCOUNT  13

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment automatic investment or systematic withdrawal) that affects your account balance

o    after any changes of name or address of the registered owner(s)

o    in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The fund generally distributes most or all of its net earnings annually in the form of dividends. The fund declares and pays any income dividends annually. Capital gains, if any, are typically distributed annually.

Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of more than $10 mailed to you. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Taxability of dividends Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund's long-term capital gains are taxable as capital gains; dividends from the fund's income and short-term capital gains are generally taxable as ordinary income. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, your fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason. Your account will not be closed or charged this fee if its drop in value is due to fund performance or the effects of sales charges. If your account balance is $100 or less and no action is taken, the account will be liquidated.

-------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP)

MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o    Complete the appropriate parts of your account application.

o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o    Make sure you have at least $5,000 worth of shares in your account.

o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. Determine the schedule: monthly, quarterly, semiannually, annually or in certain selected months.

o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans John Hancock Funds offers a range of retirement plans, including traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $500 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.

Fund securities The funds' portfolio securities disclosure policy can be found in the Statement of Additional Information and on the funds' Web site, www.jhfunds.com. The funds' Web site also lists fund holdings.

14 YOUR ACCOUNT

Fund details

-------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the fund. The fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.


The trustees have the power to change the fund's investment goal without shareholder approval. The trustees also have the power to change the fund's policy of investing at least 80% of its assets in "U.S. Global Leaders" without shareholder approval. The fund will provide shareholders with written notice at least 60 days prior to a change in this 80% policy.


The management firm The fund is managed by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock

Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and managed approximately $29 billion in assets as of September 30, 2004.


The subadviser Sustainable Growth Advisers, LP ("SGA") subadvises U.S. Global Leaders Growth Fund. SGA is a Delaware limited partnership founded in 2003 to provide investment advice to private accounts of institutional and individual clients, private investment companies and mutual funds. George P. Fraise, Gordon
M. Marchand and Robert L. Rohn each own 331/3% of SGA. Total assets under management by SGA principals as of September 30, 2004 were approximately $1 billion.


Management fee During its most recent fiscal year, the fund paid the investment adviser a management fee at an annual rate of 0.75% of the fund's average net assets.


                  [GRAPHIC REPRESENTATION IN ORIGINAL DOCUMENT
                    USED TO GROUP THE FOLLOWING INFORMATION]

-------------------------------------------------------------------------------
Shareholders
-------------------------------------------------------------------------------
Distribution and
shareholder services
-------------------------------------------------------------------------------
Financial services firms and
their representatives

Advise current and prospective shareholders on their fund investments, often in the context of an overall financial plan.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Principal distributor

John Hancock Funds, LLC

Markets the fund and distributes shares through selling brokers, financial planners and other financial representatives.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Transfer agent

John Hancock Signature Services, Inc.

Handles shareholder services, including record-keeping and statements, distribution of dividends and processing of buy and sell requests.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Subadviser

Sustainable Growth Advisers, LP
3 Stamford Plaza
301 Tresser Blvd, Suite 1310
Stamford, CT 06901

Provides portfolio management to the fund.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Investment adviser

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Manages the fund's business and investment
activities.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Custodian

The Bank of New York
One Wall Street New
York, NY 10286

Holds the fund's assets, settles all portfolio trades and collects most of the valuation data required for calculating the fund's NAV.
-------------------------------------------------------------------------------

Asset management

-------------------------------------------------------------------------------
Trustees

Oversee the fund's activities.
-------------------------------------------------------------------------------

                                                                FUND DETAILS  15

-------------------------------------------------------------------------------
MANAGEMENT BIOGRAPHIES


Below is an alphabetical list of the portfolio managers for John Hancock U.S. Global Leaders Growth Fund. It is a brief summary of their business careers over the past five years.


George P. Fraise
-------------------------------------------
Principal of subadviser
Executive vice president of Yeager, Wood &
 Marshall, Inc. (2000-2003)
Portfolio manager of Scudder Kemper
 Investments (1997-2000)
Began business career in 1987

Gordon M. Marchand, CFA, CIC
-------------------------------------------
Principal of subadviser
Chief financial and operating officer of
 Yeager, Wood & Marshall, Inc. (1984-2003)
Began business career in 1978

Robert L. Rohn
-------------------------------------------
Principal of subadviser
Chairman and chief executive officer,
 W.P. Stewart, Inc. (1991-2003)
Began business career in 1983

16  FUND DETAILS

FINANCIAL HIGHLIGHTS

These tables detail the performance of the fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.

U.S. Global Leaders Growth Fund

Figures for the year ended 12-31-03 were audited by PricewaterhouseCoopers LLP.

----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES PERIOD ENDED:                                      6-30-99(1)   6-30-00(1)   6-30-01(1)   6-30-02(1,2)
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                                 $22.35        $25.65       $26.37         $24.98
Net investment income (loss)(4)                                       (0.13)        (0.07)       (0.07)         (0.09)
Net realized and unrealized gain (loss) on investments                 3.43          0.79         0.79          (0.86)
Total from investment operations                                       3.30          0.72         0.72          (0.95)
Net asset value, end of period                                       $25.65        $26.37       $26.37         $24.03
Total return(6) (%)                                                   14.77          2.81         2.81          (3.80)(7)
----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                $129           $87          $87           $150
Ratio of expenses to average net assets (%)                            1.31          1.31         1.31           1.37
Ratio of adjusted expenses to average net assets10 (%)                   --            --           --           1.40
Ratio of net investment income (loss) to average net assets (%)       (0.66)        (0.23)       (0.23)         (0.36)
Portfolio turnover (%)                                                   14            25           25              3


CLASS A SHARES PERIOD ENDED:                                   12-31-02(1,3)           12-31-03         6-30-04(12)
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $24.03             $21.57              $25.72
Net investment income (loss)(4)                                         0.01                  --(5)            (0.01)
Net realized and unrealized gain (loss) on investments                 (2.47)              4.15                1.11
Total from investment operations                                       (2.46)              4.15                1.10
Net asset value, end of period                                        $21.57             $25.72              $26.82
Total return(6) (%)                                                   (10.24)(7,8)        19.24(7)             4.28(8)
----------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                 $237               $392                $486
Ratio of expenses to average net assets (%)                             1.27(9)            1.35                1.32(9)
Ratio of adjusted expenses to average net assets10 (%)                  1.36(9)            1.36                  --
Ratio of net investment income (loss) to average net assets (%)         0.07(9)           (0.02)              (0.09)(9)
Portfolio turnover (%)                                                     1                 15                   6


CLASS B SHARES PERIOD ENDED:                                   6-30-02(1,11)  12-31-02(1,3)    12-31-03    6-30-04(12)
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $25.81         $24.01       $21.47         $25.41
Net investment loss(4)                                                (0.02)         (0.07)       (0.18)         (0.11)
Net realized and unrealized gain (loss) on investments                (1.78)         (2.47)        4.12           1.10
Total from investment operations                                      (1.80)         (2.54)        3.94           0.99
Net asset value, end of period                                       $24.01         $21.47       $25.41         $26.40
Total return(6) (%)                                                   (6.97)(7)     (10.58)(7,8)  18.35(7)        3.90(8)
----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                 $12             $73         $164           $187
Ratio of expenses to average net assets (%)                            2.13 (9)        2.02 (9)     2.10           2.07 (9)
Ratio of adjusted expenses to average net assets10 (%)                 2.39 (9)        2.11 (9)     2.11             --
Ratio of net investment loss to average net assets (%)                (0.93)(9)       (0.67)(9)    (0.77)         (0.84)(9)
Portfolio turnover (%)                                                    3               1           15              6

                                                                FUND DETAILS  17


CLASS C SHARES  PERIOD ENDED:
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                          6-30-02(1,11)    12-31-02(1,3)    12-31-03    6-30-04(12)
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $25.81            $24.01        $24.47        $25.41
Net investment loss(4)                                        (0.02)            (0.07)        (0.18)        (0.11)
Net realized and unrealized gain (loss) on investments        (1.78)            (2.47)         4.12          1.10
Total from investment operation                               (1.80)            (2.54)         3.94          0.99
Net asset value, end of period                               $24.01            $21.47        $25.41        $26.40
Total return(6)(%)                                            (6.97)(7)        (10.58)(7,8)   18.35(7)       3.90(8)
------------------------------------------------------------------------------------------------------------------
RATIO AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in million)                           $6               $49          $160          $199
Ratio of expenses ro average net assets(%)                     2.12 (9)          2.02(9)       2.10          2.07(9)
Ratio of adjusted expenses to average net assets(10)(%)        2.38 (9)          2.11(9)       2.11            --
Ratio of net investment loss to average net assets(%)          0.96)(9)         (0.67)(9)     (0.77)        (0.84)(9)
Portfolio turnover(%)                                             3                 1            15             6

(1)  Audited by previous auditor.
(2) Effective 5-17-02, shareholders of the former U.S. Global Leaders Growth Fund became owners of that number of full and fractional shares of Class A shares of the John Hancock U.S. Global Leaders Growth Fund. Additionally, the accounting and performance history of the former U.S. Global Leaders Growth Fund was redesignated as that of Class A of John Hancock U.S. Global Leaders Growth Fund.
(3)  Effective 12-31-02, the fiscal period end changed from June 30 to December
     31.
(4)  Based on the average of the shares outstanding.
(5)  Less than $0.01 per share.
(6) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(7) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(8)  Not annualized.
(9)  Annualized.
(10) Does not take into consideration expense reductions during the periods shown.
(11) Class B and Class C shares began operations on 5-20-02.
(12) Semiannual period from 1-1-04 through 6-30-04. Unaudited.


--------------------------------------------------------------------------------
The following returns are not audited and are not part of the audited financial highlights presented above:
Without the expense reductions, returns for the periods ended June 30, 2002 and December 31, 2002, and the year ended December 31, 2003, would have been (3.83%), (10.29%) and 19.23% for Class A, (7.00%), (10.63%) and 18.34% for Class
B, and (7.00%), (10.63%) and 18.34% for Class C, respectively.

18 FUND DETAILS

-------------------------------------------------------------------------------
For more information
-------------------------------------------------------------------------------

Two documents are available that offer further information on the John Hancock U.S. Global Leaders Growth Fund:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the fund. Each fund's SAI includes a summary of the fund's policy regarding disclosure of its portfolio holdings. The current annual report is included in the SAI. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.


To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail: John Hancock Signature Services, Inc.

1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291

By EASI-Line: 1-800-338-8080

By TDD: 1-800-554-6713

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

By mail: Public Reference Section Securities and Exchange
Commission Washington, DC 20549-0102 (duplicating fee required)

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By electronic request: publicinfo@sec.gov (duplicating fee required)

On the Internet: www.sec.gov

(C)2005 JOHN HANCOCK FUNDS, LLC     260PN 1/05

  [Logo}
John Hancock

John Hancock Funds, LLC
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603
www.jhfunds.com

                                                     VOTE THIS PROXY CARD TODAY!
                                                  YOUR PROMPT RESPONSE WILL SAVE
                                              THE EXPENSE OF ADDITIONAL MAILINGS


JOHN HANCOCK LARGE CAP GROWTH FUND
SPECIAL MEETING OF SHAREHOLDERS -March 23, 2005
PROXY SOLICITATION BY THE BOARD OF TRUSTEES

     The undersigned, revoking previous proxies, hereby appoint(s) James A. Shepherdson, Susan S. Newton and William H. King, with full power of substitution in each, to vote all the shares of beneficial interest of John Hancock Large Cap Growth Fund ("Large Cap Growth Fund") which the undersigned is
(are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of Large Cap Growth Fund to be held at 101 Huntington Avenue, Boston,
Massachusetts, on March 23, 2005 at 9:00 a.m., Boston time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated February 4, 2005 is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal.

                              Date                                        , 2005
                                  ----------------------------------------

                              PLEASE SIGN, DATE AND RETURN
                              PROMPTLY IN ENCLOSED ENVELOPE


                             -----------------------------------------------

                             -----------------------------------------------
                                             Signature(s)

                             NOTE: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                     VOTE THIS PROXY CARD TODAY!
                                                  YOUR PROMPT RESPONSE WILL SAVE
                                              THE EXPENSE OF ADDITIONAL MAILINGS


SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) PROPOSAL 1 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT.

              PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

(1) To approve an Agreement and Plan of Reorganization between John Hancock Large Cap Growth Fund ("Large Cap Growth Fund") and John Hancock U.S. Global Leaders Growth Fund ("U.S. Global Leaders Growth Fund"). Under this Agreement, Large Cap Growth Fund would transfer all of its assets to U.S. Global Leaders Growth Fund in exchange for shares of U.S. Global Leaders Growth Fund. These shares will be distributed proportionately to you and the other shareholders of Large Cap Growth Fund. U.S. Global Leaders Growth Fund will also assume Large Cap Growth Fund's liabilities.

         FOR      |_|                  AGAINST  |_|               ABSTAIN  |_|

           PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

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

John Hancock
------------
JOHN HANCOCK FUNDS

                         Internet Proxy Voting Services
                               Proxy Voting Form
                               John Hancock Funds
                             Large Cap Growth Fund

THE TRUSTEES RECOMMEND A VOTE "FOR" THE FOLLOWING PROPOSAL.

Proposal 1.                                       [ ]FOR  [ ]AGAINST  [ ]ABSTAIN

     To approve an Agreement and Plan of Reorganization between John Hancock Large Cap Growth Fund ("Large Cap Growth Fund") and John Hancock U.S. Global Leaders Growth Fund ("U.S. Global Leaders Growth Fund"). Under this Agreement, Large Cap Growth Fund would transfer all of its assets to U.S. Global Leaders Growth Fund in exchange for shares of U.S. Global Leaders Growth Fund. These shares will be distributed proportionately to you and the other shareholders of Large Cap Growth Fund. U.S. Global Leaders Growth Fund will also assume Large Cap Growth Fund's liabilities.

--------------------------------------------------------------------------------
Please refer to the proxy statement for discussion of each of these matters.
If not revoked, this proxy shall be voted "FOR" the proposal. Thank you for voting.
--------------------------------------------------------------------------------

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

John Hancock
------------
JOHN HANCOCK FUNDS

                         Internet Proxy Voting Services
                               Proxy Voting Form
                               John Hancock Funds
                             Large Cap Growth Fund

--------------------------------------------------------------------------------
                    Thank You! Your vote has been submitted
--------------------------------------------------------------------------------

THE TRUSTEES RECOMMEND A VOTE "FOR" THE FOLLOWING PROPOSAL.

Proposal 1.

     To approve an Agreement and Plan of Reorganization between John Hancock Large Cap Growth Fund ("Large Cap Growth Fund") and John Hancock U.S. Global Leaders Growth Fund ("U.S. Global Leaders Growth Fund"). Under this Agreement, Large Cap Growth Fund would transfer all of its assets to U.S. Global Leaders Growth Fund in exchange for shares of U.S. Global Leaders Growth Fund. These shares will be distributed proportionately to you and the other shareholders of Large Cap Growth Fund. U.S. Global Leaders Growth Fund will also assume Large Cap Growth Fund's liabilities.

Please refer to the proxy statement for discussion of each of these matters.
--------------------------------------------------------------------------------
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